UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 29*

Date of reporting period: February 29, 2016

*	This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Income Fund, MFS Government Securities Fund and MFS New Discovery Value Fund. The remaining series of the Registrant has a fiscal year end other than February 29.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

February 29, 2016

MFS® DIVERSIFIED INCOME FUND

DIF-ANN

MFS® DIVERSIFIED INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets remained volatile at the beginning of the year but began to show signs of stabilization in February. Oil prices rebounded modestly from the lows set at mid-month, and U.S. economic data improved following a downtick in growth in late 2015. The international backdrop was less rosy. Japan adopted a negative interest rate policy in an attempt to revive growth and inflation while the European Central Bank indicated it may also ease monetary policy further. Interest rates in the United States are expected to rise at a gradual pace.

China’s shift to a consumer-led economy continues to weigh on manufacturing and exports. A strong U.S. dollar and weak global demand persist as headwinds for U.S. exports. In Europe, attention is shifting to a crucial referendum scheduled for June 23, in which British voters will decide whether the United Kingdom should remain in the European Union.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

April 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Simon Property Group, Inc., REIT	1.9%
Public Storage, Inc., REIT	1.3%
Ginnie Mae, 3.5%, 30 Years	1.1%
Fannie Mae, 4%, 30 Years	1.0%
Ventas, Inc., REIT	0.9%
U.S. Treasury Notes, 1%, 6/30/19	0.9%
Freddie Mac, 3.5%, 30 Years	0.8%
Medical Properties Trust, Inc., REIT	0.8%
U.S. Treasury Notes, 0.875%, 12/31/16	0.8%
U.S. Treasury Bonds, 2.875%, 5/15/43	0.8%

Equity sectors (i)
Financial Services	17.8%
Consumer Staples	3.3%
Utilities & Communications	3.3%
Health Care	3.0%
Energy	2.5%
Technology	1.3%
Basic Materials	1.2%
Industrial Goods & Services	0.8%
Retailing	0.7%
Autos & Housing	0.7%
Leisure	0.5%
Special Products & Services	0.3%
Transportation	0.1%

Fixed income sectors (i)
High Yield Corporates	28.2%
Emerging Markets Bonds	12.2%
Mortgage-Backed Securities	9.1%
U.S. Treasury Securities	5.8%
Investment Grade Corporates	1.3%
U.S. Government Agencies	1.3%
Floating Rate Loans	0.9%
Commercial Mortgage-Backed Securities	0.6%
Non-U.S. Government Bonds	0.1%
Collateralized Debt Obligations	0.1%
Asset-Backed Securities (o)	0.0%
Municipal Bonds (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	0.5%
AA	0.3%
A	0.9%
BBB	6.8%
BB	15.6%
B	15.0%
CCC	4.2%
CC	0.1%
C (o)	0.0%
D	0.1%
U.S. Government	6.0%
Federal Agencies	10.4%
Not Rated	(0.3)%
Non-Fixed Income	35.5%
Cash & Cash Equivalents	3.9%
Other	1.0%

Portfolio Composition – continued

Issuer country weightings (i)(x)
United States	71.7%
United Kingdom	3.0%
Mexico	2.1%
Canada	1.9%
Switzerland	1.5%
Chile	1.4%
China	1.4%
France	1.3%
Germany	1.3%
Other Countries	14.4%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings, including Cash & Cash Equivalents and Other, of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Portfolio Composition – continued

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 2/29/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Income Fund invests in high yield corporate bonds, U.S. government securities, emerging markets debt, real estate investment trusts (“REITs”), and global equity securities.

For the twelve months ended February 29, 2016, Class A shares of the MFS Diversified Income Fund (“fund”) provided a total return of –5.61%, at net asset value. This compares with a return of –6.19% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index – Current (“Blended Index”), generated a return of –4.03%. Effective July 1, 2015 the Blended Index replaced the MFS Diversified Income Fund Blended Index-Prior as the fund’s other benchmark. The MFS Diversified Income Fund Blended Index-Prior generated a return of –3.92% over the reporting period. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle late in the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

During the reporting period, security selection within the fund’s emerging markets debt sleeve was a primary factor that detracted from relative performance as the fund’s

Management Review – continued

holdings in this asset class generated lower returns than the JP Morgan Emerging Markets Bond Index Global, which is a component of the Blended Index. Poor security selection within the equity sleeve also dampened relative results.

Strong security selection within the fund’s real estate investment trust sleeve contributed to relative performance as this asset class outpaced its benchmark during the period. In addition, strong bond selection within high yield corporate issues also boosted relative performance.

Respectfully,

William Adams	Ward Brown	David Cole	Richard Gable
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Matthew Ryan	Jonathan Sage	Geoffrey Schechter	James Swanson
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 2/29/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 2/29/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	5/26/06	(5.61)%	5.45%	6.15%
C	5/26/06	(6.24)%	4.68%	5.37%
I	5/26/06	(5.37)%	5.71%	6.42%
R1	7/01/08	(6.25)%	4.67%	5.88%
R2	7/01/08	(5.77)%	5.21%	6.42%
R3	7/01/08	(5.61)%	5.45%	6.67%
R4	7/01/08	(5.29)%	5.73%	6.95%
R5	7/02/12	(5.27)%	N/A	5.53%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		(6.19)%	10.13%	6.62%
MFS Diversified Income Fund Blended Index – Current (f)(w)		(4.03)%	5.47%	6.41%
MFS Diversified Income Blended Index – Prior (f)(x)		(3.92)%	6.37%	6.57%
Barclays U.S. Government/Mortgage Bond Index (f)		2.69%	3.30%	4.77%
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		(8.26)%	4.08%	6.68%
JPMorgan Emerging Markets Bond Index Global (f)		1.45%	5.54%	7.13%
MSCI All Country World High Dividend Yield Index (gross) (f)		(10.00)%	4.33%	4.25%
MSCI US REIT Index (f)		(4.12)%	9.33%	6.30%
Russell 1000 Value Index (f)		(9.41)%	8.81%	5.13%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(9.62)%	4.54%	5.67%
C With CDSC (1% for 12 months) (v)		(7.12)%	4.68%	5.37%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

(w)	MFS Diversified Income Fund Blended Index – Current, as of February 29, 2016 the blended index was comprised of 25% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Barclays U.S. Government/Mortgage Bond Index, 15% JPMorgan Emerging Markets Bond Index Global, 20% MSCI US REIT Index, and 20% MSCI All Country World High Dividend Yield Index.
(x)	MFS Diversified Income Blended Index – Prior, as of February 29, 2016 the blended index was comprised of 25% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Barclays U.S. Government/Mortgage Bond Index, 20% Russell 1000 Value Index, 20% MSCI US REIT Index, and 15% JPMorgan Emerging Markets Bond Index Global.

Benchmark Definitions

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

MSCI All Country World High Dividend Yield Index – is designed to reflect the performance of developed and emerging markets equities with higher-than-average dividend income and quality characteristics.

MSCI US REIT Index – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2015 through February 29, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/15	Ending Account Value 2/29/16	Expenses Paid During Period (p) 9/01/15-2/29/16
A	Actual	1.03%	$1,000.00	$986.35	$5.09
	Hypothetical (h)	1.03%	$1,000.00	$1,019.74	$5.17
C	Actual	1.78%	$1,000.00	$982.68	$8.77
	Hypothetical (h)	1.78%	$1,000.00	$1,016.01	$8.92
I	Actual	0.78%	$1,000.00	$987.59	$3.85
	Hypothetical (h)	0.78%	$1,000.00	$1,020.98	$3.92
R1	Actual	1.79%	$1,000.00	$983.48	$8.83
	Hypothetical (h)	1.79%	$1,000.00	$1,015.96	$8.97
R2	Actual	1.28%	$1,000.00	$985.14	$6.32
	Hypothetical (h)	1.28%	$1,000.00	$1,018.50	$6.42
R3	Actual	1.03%	$1,000.00	$986.35	$5.09
	Hypothetical (h)	1.03%	$1,000.00	$1,019.74	$5.17
R4	Actual	0.78%	$1,000.00	$988.46	$3.86
	Hypothetical (h)	0.78%	$1,000.00	$1,020.98	$3.92
R5	Actual	0.65%	$1,000.00	$988.20	$3.21
	Hypothetical (h)	0.65%	$1,000.00	$1,021.63	$3.27

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

2/29/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 29.7%
Issuer	Shares/Par	Value ($)
Agency - Other - 0.1%
Financing Corp., 9.4%, 2/08/18	$965,000	$1,121,681
Financing Corp., 10.35%, 8/03/18	715,000	872,770
Financing Corp., STRIPS, 0%, 11/30/17	860,000	843,229

		$2,837,680
Asset-Backed & Securitized - 0.7%
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/48	$850,000	$852,638
Citigroup Commercial Mortgage Trust, FRN, 5.714%, 12/10/49	198,555	17,360
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	77,094	78,783
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49	1,500,000	1,526,450
CNH Equipment Trust, 2015-C, “A2B”, FRN, 0.901%, 12/17/18	903,865	903,707
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46	153,895	156,071
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/48	1,074,000	1,095,332
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/50	1,800,000	1,905,009
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.952%, 9/15/39	624,701	647,174
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.699%, 6/15/39	852,108	862,830
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.952%, 9/15/39	809,025	840,702
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/57	58,835	60,680
CWCapital Cobalt Ltd., “A4”, FRN, 5.767%, 5/15/46	1,109,095	1,149,668
Dryden XXIII Senior Loan Fund, 2012- 23A, “A1R”, FRN, 1.872%, 7/17/23 (n)	1,160,000	1,150,371
Ford Credit Floorplan Master Owner Trust, 2015-4, “A2”, FRN, 1.03%, 8/15/20	691,000	687,149
Fortress Credit BSL Ltd., 2013-1A, “A”, FRN, 1.8%, 1/19/25 (n)	1,210,616	1,185,688
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/50	1,750,000	1,787,113
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/48	1,888,516	1,946,669
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.938%, 2/15/51	2,458	2,456
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.782%, 6/15/49	1,437,604	1,466,274

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Morgan Stanley Capital I Trust, “AM”, FRN, 5.697%, 4/15/49	$945,000	$953,315
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/48	1,516,848	1,564,859
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/48	1,258,254	1,263,289

		$22,103,587
Automotive - 0.2%
Ford Motor Credit Co. LLC, 2.551%, 10/05/18	$748,000	$744,617
Hyundai Capital America, 2%, 3/19/18 (n)	810,000	806,376
Hyundai Capital America, 2.4%, 10/30/18 (n)	182,000	182,514
Metalsa, S.A. de C.V., 4.9%, 4/24/23	2,850,000	2,536,500
Tupy Overseas S.A., 6.625%, 7/17/24 (n)	3,617,000	3,024,716

		$7,294,723
Broadcasting - 0.0%
Grupo Televisa S.A.B., 6.125%, 1/31/46	$1,279,000	$1,248,099

Building - 0.4%
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)	$1,164,000	$1,164,000
CEMEX S.A.B. de C.V., 5.7%, 1/11/25 (n)	2,928,000	2,562,000
Cimpor Financial Operations B.V., 5.75%, 7/17/24 (n)	618,000	389,340
Elementia S.A. de C.V., 5.5%, 1/15/25 (n)	2,599,000	2,430,065
Elementia S.A. de C.V., 5.5%, 1/15/25	1,808,000	1,690,480
Union Andina de Cementos S.A.A., 5.875%, 10/30/21 (n)	4,380,000	4,161,000

		$12,396,885
Business Services - 0.1%
Cisco Systems, Inc., 2.6%, 2/28/23	$1,052,000	$1,065,293
Tencent Holdings Ltd., 3.8%, 2/11/25 (n)	2,242,000	2,269,135

		$3,334,428
Cable TV - 0.1%
Altice Financing S.A., 6.5%, 1/15/22 (n)	$1,385,000	$1,395,388
VTR Finance B.V., 6.875%, 1/15/24 (n)	2,623,000	2,465,620

		$3,861,008
Chemicals - 0.2%
Consolidated Energy Finance S.A., 6.75%, 10/15/19 (n)	$4,558,000	$3,942,670
Israel Chemicals Ltd., 4.5%, 12/02/24 (n)	940,000	903,462

		$4,846,132
Computer Software - 0.0%
Microsoft Corp., 3.125%, 11/03/25	$476,000	$500,013

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - 0.0%
Apple, Inc., 3.25%, 2/23/26	$1,404,000	$1,449,272

Conglomerates - 0.1%
Grupo Kuo S.A.B. de C.V., 6.25%, 12/04/22	$3,713,000	$3,443,808
Construction - 0.0%
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/17 (a)(d)(n)	$1,409,000	$207,828
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (a)(d)	2,102,000	336,320
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (a)(d)(n)	3,072,000	491,520

		$1,035,668

Consumer Products - 0.1%
Controladora Mabe S.A. de C.V., 7.875%, 10/28/19	$2,848,000	$3,022,440

Consumer Services - 0.2%
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/22 (n)	$6,098,000	$5,655,895

Emerging Market Quasi-Sovereign - 3.3%
Autoridad del Canal de Panama, 4.95%, 7/29/35 (n)	$281,000	$288,868
Banco de Reservas de la Republica Dominicana, 7%, 2/01/23 (n)	1,705,000	1,621,822
Banco do Brasil S.A., 6.25% to 4/15/24, FRN to 10/29/49 (n)	3,705,000	1,667,250
CNOOC Finance (2012) Ltd., 3.875%, 5/02/22 (n)	1,123,000	1,149,604
CNOOC Finance (2013) Ltd., 3%, 5/09/23	1,256,000	1,191,213
CNPC (HK) Overseas Capital Ltd., 4.5%, 4/28/21 (n)	2,287,000	2,446,152
CNPC General Capital Ltd., 3.4%, 4/16/23 (n)	3,618,000	3,625,522
Comision Federal de Electricidad, 4.875%, 1/15/24 (n)	2,594,000	2,597,243
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)	1,575,000	1,464,750
Comision Federal de Electricidad, 6.125%, 6/16/45 (n)	4,260,000	4,078,950
Corporacion Financiera de Desarrollo S.A., 4.75%, 2/08/22 (n)	2,106,000	2,161,283
Corporacion Financiera de Desarrollo S.A., 4.75%, 7/15/25 (n)	3,928,000	3,922,108
Corporacion Financiera de Desarrollo S.A., FRN, 5.25%, 7/15/29 (n)	2,538,000	2,455,515
Development Bank of Kazakhstan, 4.125%, 12/10/22	4,894,000	4,294,974
Empresa Nacional del Petroleo, 4.75%, 12/06/21	2,412,000	2,480,151
Empresa Nacional del Petroleo, 4.375%, 10/30/24 (n)	2,469,000	2,390,143
Empresa Nacional del Petroleo, 4.375%, 10/30/24	1,000,000	968,061
Eskom Holdings SOC Ltd., 6.75%, 8/06/23	1,400,000	1,210,874
Export Credit Bank of Turkey A.S., 5.375%, 2/08/21 (z)	527,000	528,597
Export Credit Bank of Turkey A.S., 5%, 9/23/21 (n)	655,000	646,636
Gaz Capital S.A., 4.95%, 2/06/28 (n)	3,726,000	3,166,355
Hrvatska Elektroprivreda, 5.875%, 10/23/22 (n)	304,000	309,820
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/34 (n)	1,155,000	1,088,588
Magyar Export-Import Bank, 4%, 1/30/20	2,518,000	2,537,389

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Magyar Export-Import Bank PLC, 4%, 1/30/20 (n)		$1,817,000	$1,830,991
Majapahit Holding B.V., 7.875%, 6/29/37		2,000,000	2,205,000
Office Cherifien des Phosphates, 4.5%, 10/22/25 (n)		2,898,000	2,700,936
Office Cherifien des Phosphates, 6.875%, 4/25/44 (n)		2,519,000	2,447,209
ONGC Videsh Ltd., 4.625%, 7/15/24		5,783,000	5,825,262
Pertamina PT, 4.875%, 5/03/22 (n)		2,381,000	2,340,318
Pertamina PT, 4.3%, 5/20/23 (n)		2,705,000	2,541,026
Pertamina PT, 6.45%, 5/30/44 (n)		3,276,000	2,883,126
Petroleos Mexicanos, 4.25%, 1/15/25 (n)		2,080,000	1,835,600
Petroleos Mexicanos, 6.875%, 8/04/26 (n)		524,000	542,602
Petroleos Mexicanos, 5.625%, 1/23/46 (n)		4,523,000	3,510,979
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 5/08/22		606,125	545,513
PT Perusahaan Gas Negara (Persero) Tbk, 5.125%, 5/16/24 (n)		2,533,000	2,526,110
Sinopec Capital (2013) Ltd., 3.125%, 4/24/23 (n)		3,060,000	2,982,300
Sinopec Capital (2013) Ltd., 4.25%, 4/24/43 (n)		2,765,000	2,674,222
Sinopec Group Overseas Development (2014) Ltd., 4.375%, 4/10/24 (n)		1,301,000	1,377,188
State Grid Overseas Investment (2013) Ltd., 3.125%, 5/22/23 (n)		2,593,000	2,643,239
State Oil Company of the Azerbaijan Republic, 4.75%, 3/13/23		3,933,000	3,313,462
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/30		2,926,000	2,468,081
Turkiye Ihracat Kredi Bankasi A.S., 5.875%, 4/24/19 (n)		2,725,000	2,823,552
Turkiye Vakiflar Bankasi T.A.O., 6.875% to 2/03/20, FRN to 2/03/25 (n)		3,150,000	3,051,563

			$101,360,147
Emerging Market Sovereign - 3.4%
Dominican Republic, 7.5%, 5/06/21 (n)		$1,270,000	$1,368,425
Dominican Republic, 6.6%, 1/28/24 (n)		447,000	460,410
Dominican Republic, 5.875%, 4/18/24 (n)		1,706,000	1,688,940
Dominican Republic, 5.5%, 1/27/25 (n)		1,211,000	1,165,588
Dominican Republic, 6.875%, 1/29/26 (n)		432,000	446,040
Dominican Republic, 8.625%, 4/20/27		2,335,000	2,580,175
Dominican Republic, 7.45%, 4/30/44 (n)		860,000	853,550
Dominican Republic, 6.85%, 1/27/45 (n)		975,000	909,188
Government of Jamaica, 6.75%, 4/28/28		3,249,000	3,289,613
Republic of Chile, 3.125%, 1/21/26		365,000	367,738
Republic of Cote d’Ivoire, 5.375%, 7/23/24 (n)		2,567,000	2,258,960
Republic of Cote d’Ivoire, 6.375%, 3/03/28 (n)		982,000	881,149
Republic of Croatia, 5.5%, 4/04/23 (n)		3,210,000	3,345,822
Republic of Croatia, 6%, 1/26/24 (n)		2,652,000	2,845,596
Republic of Croatia, 3%, 3/11/25	EUR	4,500,000	4,551,184
Republic of Guatemala, 4.875%, 2/13/28 (n)		$1,128,000	1,080,060

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Hungary, 6.25%, 1/29/20	$2,470,000	$2,747,875
Republic of Hungary, 6.375%, 3/29/21	2,502,000	2,838,069
Republic of Hungary, 5.375%, 2/21/23	2,930,000	3,223,147
Republic of Hungary, 5.75%, 11/22/23	4,366,000	4,935,195
Republic of Hungary, 5.375%, 3/25/24	2,404,000	2,671,253
Republic of Indonesia, 4.875%, 5/05/21 (n)	1,278,000	1,359,185
Republic of Indonesia, 5.375%, 10/17/23 (n)	3,600,000	3,873,298
Republic of Indonesia, 5.875%, 1/15/24 (n)	2,730,000	3,018,012
Republic of Indonesia, 4.125%, 1/15/25 (n)	2,232,000	2,214,423
Republic of Indonesia, 4.75%, 1/08/26 (n)	1,636,000	1,691,118
Republic of Indonesia, 6.75%, 1/15/44 (n)	1,060,000	1,171,754
Republic of Kazakhstan, 3.875%, 10/14/24 (n)	4,262,000	4,054,100
Republic of Kazakhstan, 5.125%, 7/21/25 (n)	4,356,000	4,416,113
Republic of Kazakhstan, 6.5%, 7/21/45 (n)	711,000	713,631
Republic of Lithuania, 6.625%, 2/01/22 (n)	1,794,000	2,166,937
Republic of Panama, 4%, 9/22/24	1,338,000	1,384,830
Republic of Panama, 3.75%, 3/16/25	754,000	763,425
Republic of Paraguay, 4.625%, 1/25/23 (n)	2,912,000	2,882,880
Republic of Paraguay, 6.1%, 8/11/44 (n)	2,621,000	2,548,922
Republic of Peru, 7.35%, 7/21/25	787,000	1,005,393
Republic of Romania, 4.875%, 1/22/24 (n)	768,000	843,878
Republic of Turkey, 3.25%, 3/23/23	2,486,000	2,293,932
Republic of Turkey, 7.375%, 2/05/25	1,983,000	2,327,626
Republic of Venezuela, 9.25%, 9/15/27	3,668,000	1,476,370
Republic of Venezuela, 7%, 3/31/38	2,450,000	857,500
Russian Federation, 4.5%, 4/04/22 (n)	1,800,000	1,831,626
Russian Federation, 4.875%, 9/16/23	3,200,000	3,305,920
Russian Federation, 5.875%, 9/16/43 (n)	4,000,000	3,969,400
Socialist Republic of Vietnam, 4.8%, 11/19/24 (n)	3,555,000	3,479,943
United Mexican States, 3.625%, 3/15/22	3,416,000	3,491,152
United Mexican States, 4%, 10/02/23	1,672,000	1,719,652
United Mexican States, 3.6%, 1/30/25	1,490,000	1,482,550
United Mexican States, 4.125%, 1/21/26	482,000	495,737

		$105,347,284
Energy - Independent - 0.0%
Afren PLC, 15%, 4/25/16 (d)	$388,334	$110,675
Afren PLC, 11.5%, 2/01/17 (a)(d)(n)	200,000	400

		$111,075
Energy - Integrated - 0.5%
Inkia Energy Ltd., 8.375%, 4/04/21	$3,013,000	$2,922,610
LUKOIL International Finance B.V., 4.563%, 4/24/23 (n)	3,562,000	3,243,700
Pacific Exploration and Production Corp. , 5.625%, 1/19/25 (n)	3,614,000	379,470

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Integrated - continued
Pacific Rubiales Energy Corp., 7.25%, 12/12/21 (n)	$2,923,000	$336,145
Reliance Industries Ltd., 4.125%, 1/28/25 (n)	4,120,000	4,100,933
Reliance Industries Ltd., 4.875%, 2/10/45	3,150,000	2,825,115

		$13,807,973
Food & Beverages - 0.5%
Central American Bottling Corp., 6.75%, 2/09/22 (n)	$800,000	$818,000
Corporacion Lindley S.A., 6.75%, 11/23/21 (n)	2,615,000	2,883,038
Corporacion Lindley S.A., 6.75%, 11/23/21	2,305,000	2,541,263
Corporacion Lindley S.A., 4.625%, 4/12/23 (n)	2,059,000	2,038,410
Gruma S.A.B. de C.V., 4.875%, 12/01/24 (n)	1,863,000	1,940,408
Gruma S.A.B. de C.V., 4.875%, 12/01/24	1,925,000	2,004,984
JB Y Co. S.A. de C.V., 3.75%, 5/13/25 (n)	593,000	577,377
Mead Johnson Nutrition Co., 3%, 11/15/20	4,000	4,042
Minerva Luxembourg S.A., 7.75%, 1/31/23 (n)	3,330,000	3,148,515

		$15,956,037
International Market Sovereign - 0.1%
Republic of Iceland, 5.875%, 5/11/22 (n)	$2,811,000	$3,216,863

Internet - 0.1%
Baidu, Inc., 4.125%, 6/30/25	$4,274,000	$4,332,165

Local Authorities - 0.1%
State of California (Build America Bonds), 7.6%, 11/01/40	$970,000	$1,475,554
University of California Limited Project Rev., “J”, 4.131%, 5/15/45	2,070,000	2,085,442
University of California Rev. (Build America Bonds), 5.77%, 5/15/43	60,000	75,974

		$3,636,970
Metals & Mining - 0.1%
Southern Copper Corp., 5.875%, 4/23/45	$2,984,000	$2,359,323

Mortgage-Backed - 9.1%
Fannie Mae, 3.99%, 7/01/21	$831,984	$916,901
Fannie Mae, 2.62%, 5/01/23	285,207	293,285
Fannie Mae, 3%, 10/01/30	12,167,873	12,697,665
Fannie Mae, 4%, 9/01/40 - 7/01/43	5,003,998	5,351,681
Fannie Mae, 4.5%, 7/01/42	2,115,760	2,305,262
Fannie Mae, 5.408%, 4/01/16	48,733	48,673
Fannie Mae, 5.845%, 6/01/16	4,198	4,214
Fannie Mae, 5.75%, 7/01/16	135,159	135,262
Fannie Mae, 5.93%, 9/01/16	99,482	99,816
Fannie Mae, 5.45%, 12/01/16	110,000	111,463

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.05%, 1/01/17 - 8/01/19	$113,845	$117,744
Fannie Mae, 6.5%, 2/01/17 - 10/01/37	160,383	188,571
Fannie Mae, 1.114%, 2/25/17	993,012	994,531
Fannie Mae, 5.491%, 4/01/17	35,376	36,848
Fannie Mae, 1.9%, 6/01/17	185,252	186,588
Fannie Mae, 5.472%, 6/01/17	123,006	126,755
Fannie Mae, 5.5%, 8/01/17 - 4/01/40	10,504,375	11,907,410
Fannie Mae, 2.71%, 11/01/17	53,149	54,274
Fannie Mae, 3.292%, 12/01/17	333,581	340,437
Fannie Mae, 6%, 12/01/17 - 6/01/38	754,250	861,781
Fannie Mae, 5.37%, 1/01/18	59,439	60,983
Fannie Mae, 3.8%, 2/01/18	197,329	205,137
Fannie Mae, 3.91%, 2/01/18	134,505	139,961
Fannie Mae, 4%, 3/01/18 - 2/01/45	25,125,836	26,867,081
Fannie Mae, 4.19%, 3/01/18	102,812	107,554
Fannie Mae, 3.99%, 4/01/18	150,000	157,220
Fannie Mae, 5.323%, 6/01/18	284,138	303,864
Fannie Mae, 3.86%, 7/01/18	210,857	222,345
Fannie Mae, 5%, 9/01/18 - 3/01/42	13,305,646	14,806,080
Fannie Mae, 2.578%, 9/25/18	1,394,612	1,427,264
Fannie Mae, 5.1%, 3/01/19	108,635	119,481
Fannie Mae, 5.51%, 3/01/19	109,470	121,725
Fannie Mae, 5.08%, 4/01/19	22,593	24,913
Fannie Mae, 4.5%, 6/01/19 - 4/01/44	16,100,812	17,511,756
Fannie Mae, 4.83%, 8/01/19 - 9/01/19	68,145	75,294
Fannie Mae, 4.837%, 8/01/19	74,474	82,312
Fannie Mae, 4.6%, 9/01/19	123,299	134,600
Fannie Mae, 4.67%, 9/01/19	27,519	30,323
Fannie Mae, 4.45%, 10/01/19	85,962	93,821
Fannie Mae, 4.88%, 3/01/20	475,371	510,156
Fannie Mae, 4.14%, 8/01/20	40,479	44,322
Fannie Mae, 5.19%, 9/01/20	96,258	105,675
Fannie Mae, 3.414%, 10/01/20	881,291	952,918
Fannie Mae, 4.448%, 1/01/21	1,028,467	1,131,198
Fannie Mae, 2.152%, 1/25/23	1,298,000	1,304,782
Fannie Mae, 2.41%, 5/01/23	240,037	245,442
Fannie Mae, 2.55%, 5/01/23	207,366	213,822
Fannie Mae, 4.5%, 5/01/25	29,879	32,276
Fannie Mae, 3%, 3/01/27 - 12/01/30	5,460,218	5,705,711
Fannie Mae, 2.5%, 5/01/30	6,031,297	6,194,876
Fannie Mae, 3.5%, 1/01/42 - 3/01/45	6,833,176	7,173,739
Fannie Mae, 3.5%, 4/01/43	1,001,269	1,051,200
Freddie Mac, 4%, 4/01/44 - 9/01/44	4,953,651	5,287,861
Freddie Mac, 6%, 8/01/17 - 10/01/38	998,493	1,147,781

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 5%, 10/01/17 - 6/01/40	$444,737	$481,835
Freddie Mac, 3.154%, 2/25/18	614,332	633,678
Freddie Mac, 2.699%, 5/25/18	2,460,000	2,529,484
Freddie Mac, 2.412%, 8/25/18	2,952,000	3,021,604
Freddie Mac, 2.303%, 9/25/18	1,515,000	1,549,555
Freddie Mac, 2.323%, 10/25/18	1,765,000	1,806,595
Freddie Mac, 1.72%, 1/25/19	1,500,000	1,502,759
Freddie Mac, 2.13%, 1/25/19	1,750,000	1,784,537
Freddie Mac, 2.086%, 3/25/19	1,400,000	1,427,057
Freddie Mac, 5.085%, 3/25/19	2,160,000	2,372,683
Freddie Mac, 1.883%, 5/25/19	1,000,000	1,013,460
Freddie Mac, 2.456%, 8/25/19	2,109,000	2,177,713
Freddie Mac, 4.186%, 8/25/19	1,484,668	1,613,549
Freddie Mac, 4.251%, 1/25/20	400,000	438,018
Freddie Mac, 4.224%, 3/25/20	320,000	351,070
Freddie Mac, 3.808%, 8/25/20	806,000	880,134
Freddie Mac, 3.034%, 10/25/20	505,000	533,932
Freddie Mac, 2.856%, 1/25/21	1,434,000	1,501,803
Freddie Mac, 2.791%, 1/25/22	2,010,000	2,109,553
Freddie Mac, 2.716%, 6/25/22	1,295,920	1,346,517
Freddie Mac, 2.682%, 10/25/22	1,626,000	1,687,074
Freddie Mac, 2.51%, 11/25/22	1,821,000	1,875,797
Freddie Mac, 3.32%, 2/25/23	677,000	730,980
Freddie Mac, 3.25%, 4/25/23	1,700,000	1,826,099
Freddie Mac, 3.3%, 4/25/23	1,045,940	1,121,148
Freddie Mac, 3.06%, 7/25/23	330,000	348,454
Freddie Mac, 3.458%, 8/25/23	675,000	729,899
Freddie Mac, 4.5%, 9/01/24 - 6/01/41	2,468,776	2,683,596
Freddie Mac, 5.5%, 10/01/24 - 6/01/41	1,476,751	1,657,709
Freddie Mac, 2.67%, 12/25/24	2,555,000	2,604,623
Freddie Mac, 2.811%, 1/25/25	2,125,000	2,187,060
Freddie Mac, 3.329%, 5/25/25	2,546,000	2,727,150
Freddie Mac, 4%, 7/01/25 - 11/01/43	925,677	986,972
Freddie Mac, 3.01%, 7/25/25	725,000	755,777
Freddie Mac, 2.5%, 5/01/28 - 7/01/28	6,796,000	6,999,271
Freddie Mac, 3%, 11/01/30 - 8/01/45	14,583,300	15,073,799
Freddie Mac, 6.5%, 5/01/37 - 2/01/38	50,559	57,662
Freddie Mac, 3.5%, 12/01/41 - 12/01/45	24,779,897	25,947,999
Freddie Mac, TBA, 4%, 3/01/46	7,332,000	7,812,733
Ginnie Mae, 3%, 2/15/43	271,368	282,183
Ginnie Mae, 5.5%, 5/15/33 - 1/20/42	539,455	612,256
Ginnie Mae, 4.5%, 7/20/33 - 9/20/41	4,901,161	5,339,091
Ginnie Mae, 4%, 10/15/39 - 12/20/44	467,050	501,457
Ginnie Mae, 3.5%, 12/15/41 - 12/20/45	30,986,381	32,780,286

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Ginnie Mae, 3%, 7/20/43	$1,898,887	$1,975,761
Ginnie Mae, 5.612%, 4/20/58	13,608	13,700
Ginnie Mae, 6.357%, 4/20/58	16,077	16,718

		$278,783,424
Municipals - 0.0%
Austin, TX, (Travis, Willianson and Hays Counties) Public Improvement Rev., 5%, 9/01/26	$620,000	$783,959

Natural Gas - Distribution - 0.1%
GNL Quintero S.A., 4.634%, 7/31/29 (n)	$2,857,000	$2,699,865

Network & Telecom - 0.3%
Colombia Telecomunicaciones S.A., 8.5% to 3/30/20, FRN to 12/29/49 (n)	$3,023,000	$2,342,825
Columbus International, Inc., 7.375%, 3/30/21 (n)	2,592,000	2,690,496
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/22 (n)	3,437,000	3,205,003

		$8,238,324
Oil Services - 0.1%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)	$4,044,361	$788,650
QGOG Constellation S.A., 6.25%, 11/09/19 (n)	3,675,000	1,690,500

		$2,479,150
Other Banks & Diversified Financials - 0.3%
Banco Inbursa S.A. Institucion de Banca Multiple Grupo Financiero Inbursa, 4.125%, 6/06/24 (n)	$4,079,000	$3,829,161
BBVA Bancomer S.A. de C.V., 6.5%, 3/10/21 (n)	1,770,000	1,881,864
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)	894,000	951,842
Industrial Senior Trust Co., 5.5%, 11/01/22 (n)	2,082,000	1,910,235

		$8,573,102
Real Estate - Other - 0.0%
Trust F/1401, 5.25%, 1/30/26 (n)	$614,000	$574,397

Restaurants - 0.0%
McDonald’s Corp., 2.75%, 12/09/20	$453,000	$466,110

Retailers - 0.2%
Cencosud S.A., 4.875%, 1/20/23 (n)	$3,733,000	$3,509,367
Cencosud S.A., 5.15%, 2/12/25 (n)	1,744,000	1,617,755

		$5,127,122
Specialty Chemicals - 0.1%
Mexichem S.A.B. de C.V., 5.875%, 9/17/44 (n)	$3,247,000	$2,695,010

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Supranational - 0.0%
Inter-American Development Bank, 4.375%, 1/24/44	$511,000	$639,177

Telecommunications - Wireless - 0.5%
America Movil S.A.B. de C.V., 5%, 3/30/20	$877,000	$960,047
Comcel Trust, 6.875%, 2/06/24 (n)	2,895,000	2,583,788
Digicel Group Ltd., 6%, 4/15/21 (n)	2,253,000	1,928,568
Digicel Group Ltd., 6.75%, 3/01/23	2,373,000	2,022,983
Millicom International Cellular S.A., 4.75%, 5/22/20 (n)	2,419,000	2,209,636
Millicom International Cellular S.A., 6.625%, 10/15/21 (n)	2,582,000	2,427,080
MTS International Funding Ltd., 5%, 5/30/23 (n)	2,819,000	2,649,860

		$14,781,962
Telephone Services - 0.2%
B Communications Ltd., 7.375%, 2/15/21 (n)	$6,602,000	$7,130,160

Transportation - Services - 0.2%
HPHT Finance (15) Ltd., 2.875%, 3/17/20 (n)	$5,862,000	$5,885,067

U.S. Government Agencies and Equivalents - 1.2%
AID-Tunisia, 2.452%, 7/24/21	$728,000	$755,408
AID-Ukraine, 1.844%, 5/16/19	1,290,000	1,307,259
AID-Ukraine, 1.847%, 5/29/20	1,680,000	1,708,353
Fannie Mae, 1.125%, 4/27/17	5,500,000	5,526,598
Fannie Mae, 0.875%, 5/21/18	4,000,000	3,996,468
Fannie Mae, 1.75%, 11/26/19	4,750,000	4,845,447
Fannie Mae, 1.625%, 1/21/20	7,500,000	7,610,685
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	987,000	1,014,042
Hashemite Kingdom of Jordan, 2.503%, 10/30/20	1,108,000	1,157,724
Private Export Funding Corp., 2.25%, 3/15/20	419,000	431,784
Private Export Funding Corp., 2.3%, 9/15/20	2,000,000	2,056,872
Private Export Funding Corp., 1.875%, 7/15/18	850,000	865,358
Small Business Administration, 6.34%, 5/01/21	40,554	44,164
Small Business Administration, 6.07%, 3/01/22	33,788	36,531
Small Business Administration, 5.16%, 2/01/28	121,753	136,579
Small Business Administration, 2.21%, 2/01/33	327,743	330,040
Small Business Administration, 2.22%, 3/01/33	621,225	624,994
Small Business Administration, 3.15%, 7/01/33	700,359	733,233
Small Business Administration, 3.16%, 8/01/33	807,287	846,424
Small Business Administration, 3.62%, 9/01/33	681,809	740,110
Tennessee Valley Authority, 1.75%, 10/15/18	863,000	879,930

		$35,648,003

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - 6.0%
U.S. Treasury Bonds, 6.375%, 8/15/27	$106,000	$155,331
U.S. Treasury Bonds, 5.25%, 2/15/29	2,965,000	4,074,675
U.S. Treasury Bonds, 4.5%, 2/15/36	2,194,000	3,018,549
U.S. Treasury Bonds, 4.375%, 2/15/38	346,000	469,276
U.S. Treasury Bonds, 4.5%, 8/15/39	4,620,000	6,353,040
U.S. Treasury Bonds, 3.125%, 2/15/43	3,137,900	3,486,991
U.S. Treasury Bonds, 2.875%, 5/15/43	22,065,500	23,343,754
U.S. Treasury Bonds, 2.5%, 2/15/45	5,355,000	5,216,943
U.S. Treasury Bonds, TIPS, 0.125%, 7/15/24	14,398,915	14,242,557
U.S. Treasury Notes, 2.625%, 4/30/16	2,800,000	2,810,511
U.S. Treasury Notes, 0.875%, 12/31/16	23,778,000	23,818,874
U.S. Treasury Notes, 0.75%, 6/30/17	7,470,000	7,470,583
U.S. Treasury Notes, 2.625%, 4/30/18	1,752,000	1,819,685
U.S. Treasury Notes, 2.75%, 2/15/19	2,949,000	3,106,126
U.S. Treasury Notes, 3.125%, 5/15/19	1,116,000	1,192,027
U.S. Treasury Notes, 1%, 6/30/19	27,606,000	27,617,871
U.S. Treasury Notes, 2.625%, 8/15/20	6,082,000	6,453,336
U.S. Treasury Notes, 2%, 11/30/20	22,044,000	22,800,903
U.S. Treasury Notes, 3.125%, 5/15/21	9,191,000	10,023,217
U.S. Treasury Notes, 1.75%, 5/15/22	3,949,000	4,017,491
U.S. Treasury Notes, 2.75%, 2/15/24	7,855,000	8,525,440
U.S. Treasury Notes, 2.5%, 5/15/24	1,830,000	1,950,593
U.S. Treasury Notes, 2%, 8/15/25	3,117,000	3,186,035

		$185,153,808
Utilities - Electric Power - 1.0%
AES Gener S.A., 5%, 7/14/25 (n)	$4,759,000	$4,531,153
E.CL S.A., 5.625%, 1/15/21	2,177,000	2,374,987
E.CL S.A., 4.5%, 1/29/25 (n)	2,824,000	2,832,483
Empresa Electrica Angamos S.A., 4.875%, 5/25/29 (n)	4,107,000	3,560,141
Empresa Electrica Guacolda S.A., 4.56%, 4/30/25 (z)	6,270,000	5,693,423
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24	1,625,000	1,644,648
Greenko Dutch B.V., 8%, 8/01/19 (n)	2,261,000	2,378,515
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/17	950,000	953,785
Transelec S.A., 4.625%, 7/26/23 (n)	2,780,000	2,837,582
Transelec S.A., 4.25%, 1/14/25 (n)	2,631,000	2,573,907

		$29,380,624
Utilities - Gas - 0.1%
Transport de Gas Peru, 4.25%, 4/30/28 (n)	$3,039,000	$2,818,672
Total Bonds (Identified Cost, $935,145,358)		$915,015,411

Portfolio of Investments – continued

Common Stocks - 35.4%
Issuer	Shares/Par	Value ($)
Airlines - 0.1%
Air Canada (a)	571,246	$3,048,334

Alcoholic Beverages - 0.1%
AmBev S.A., ADR	1,009,344	$4,380,553

Apparel Manufacturers - 0.2%
Li & Fung Ltd.	9,000,000	$5,079,679

Automotive - 0.5%
General Motors Co.	231,831	$6,825,105
Magna International, Inc.	226,392	8,784,612

		$15,609,717
Biotechnology - 0.2%
Gilead Sciences, Inc.	65,005	$5,671,686

Broadcasting - 0.3%
ProSiebenSat.1 Media SE	164,121	$8,419,821

Business Services - 0.1%
Ashtead Group PLC	221,008	$2,808,444

Chemicals - 0.7%
LyondellBasell Industries N.V., “A”	198,928	$15,956,015
Yara International ASA	102,636	3,971,027

		$19,927,042
Computer Software - 0.1%
Aspen Technology, Inc. (a)	78,949	$2,602,949

Computer Software - Systems - 0.3%
Hon Hai Precision Industry Co. Ltd.	3,399,000	$7,962,787

Construction - 0.2%
Owens Corning	141,207	$6,060,604

Consumer Products - 0.6%
Procter & Gamble Co.	67,748	$5,439,487
Svenska Cellulosa Aktiebolaget	476,146	14,141,298

		$19,580,785
Electrical Equipment - 0.5%
Siemens AG	158,135	$14,684,828

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 0.8%
Intel Corp.	201,483	$5,961,882
Samsung Electronics Co. Ltd.	8,778	8,344,579
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	478,790	11,275,504

		$25,581,965
Energy - Independent - 0.6%
EOG Resources, Inc.	53,419	$3,458,346
Valero Energy Corp.	242,106	14,545,728

		$18,004,074
Energy - Integrated - 1.7%
China Petroleum & Chemical Corp.	12,986,000	$7,400,565
Exxon Mobil Corp.	81,746	6,551,942
Lukoil PJSC, ADR	70,670	2,490,218
OAO Gazprom, ADR	16,111	58,966
OAO Gazprom, ADR	791,132	2,893,342
Royal Dutch Shell PLC, “A”	768,884	17,498,767
Royal Dutch Shell PLC, “B”	383,455	8,714,889
TOTAL S.A.	114,924	5,149,108

		$50,757,797
Engineering - Construction - 0.4%
Bouygues	86,197	$3,360,116
VINCI S.A.	111,682	7,690,670

		$11,050,786
Food & Beverages - 1.1%
Bunge Ltd.	77,047	$3,830,777
General Mills, Inc.	232,509	13,683,155
Nestle S.A.	25,138	1,760,750
Tyson Foods, Inc., “A”	238,714	15,456,732

		$34,731,414
Food & Drug Stores - 0.2%
Alimentation Couche-Tard, Inc.	114,171	$5,165,964

Gaming & Lodging - 0.1%
Sands China Ltd.	990,800	$3,452,109

General Merchandise - 0.2%
Target Corp.	85,094	$6,675,624

Insurance - 1.2%
Dai-Ichi Life Insurance Co. Ltd.	135,500	$1,631,241
MetLife, Inc.	173,172	6,850,684

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Prudential Financial, Inc.	93,836	$6,201,621
Suncorp Group Ltd.	508,736	4,066,835
Swiss Re Ltd.	111,187	9,840,626
Validus Holdings Ltd.	108,904	4,890,879
Zurich Insurance Group AG	12,244	2,586,640

		$36,068,526
Internet - 0.1%
Facebook, Inc., “A “ (a)	28,500	$3,047,220

Major Banks - 0.8%
BNP Paribas	50,387	$2,326,997
BOC Hong Kong Holdings Ltd.	3,181,500	8,250,615
HSBC Holdings PLC	1,794,953	11,398,438
Toronto-Dominion Bank	100,082	3,878,270

		$25,854,320
Metals & Mining - 0.3%
Rio Tinto PLC	353,155	$9,256,530

Natural Gas - Distribution - 0.4%
Engie	751,222	$11,642,271

Oil Services - 0.2%
Technip	148,648	$7,346,033

Other Banks & Diversified Financials - 0.7%
Agricultural Bank of China	5,498,000	$1,806,575
China Construction Bank	13,127,000	7,700,988
DBS Group Holdings Ltd.	840,700	8,119,990
UBS Group AG	310,601	4,732,720

		$22,360,273
Pharmaceuticals - 2.7%
Bayer AG	20,332	$2,132,855
Bristol-Myers Squibb Co.	264,495	16,380,175
Eli Lilly & Co.	200,009	14,400,648
Johnson & Johnson	32,991	3,470,983
Merck & Co., Inc.	330,081	16,573,367
Novartis AG	249,703	17,821,357
Roche Holding AG	31,342	8,027,918
Teva Pharmaceutical Industries Ltd., ADR	98,528	5,478,157

		$84,285,460

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 15.7%
Alexandria Real Estate Equities, Inc., REIT	184,778	$14,627,026
AvalonBay Communities, Inc., REIT	132,024	22,660,599
Boardwalk, REIT	237,721	8,697,110
Colony Starwood Homes, REIT	674,752	14,817,554
Corporate Office Properties Trust, REIT	757,594	17,727,700
DDR Corp., REIT	721,681	12,073,723
EastGroup Properties, Inc., REIT	185,404	10,054,459
Equity Commonwealth, REIT (a)	284,564	7,577,939
Equity Lifestyle Properties, Inc., REIT	327,870	23,003,359
Federal Realty Investment Trust, REIT	93,121	13,787,495
Gramercy Property Trust, Inc., REIT	2,479,920	18,723,396
InfraREIT, Inc.	96,358	2,035,081
Medical Properties Trust, Inc., REIT	2,180,465	25,227,980
Mid-America Apartment Communities, Inc., REIT	195,625	17,594,513
National Health Investors, Inc., REIT	217,933	13,710,165
Public Storage, Inc., REIT	165,869	41,382,657
Rexford Industrial Realty, Inc., REIT	1,100,531	18,543,947
Simon Property Group, Inc., REIT	302,501	57,393,515
Sovran Self Storage, Inc., REIT	88,635	9,434,309
STAG Industrial, Inc., REIT	151,838	2,666,275
Starwood Property Trust, Inc., REIT	710,860	12,468,484
Store Capital Corp., REIT	247,403	5,974,782
Tanger Factory Outlet Centers, Inc., REIT	618,250	19,833,460
Urban Edge Properties, REIT	489,735	11,910,355
Ventas, Inc., REIT	505,307	28,130,441
Vornado Realty Trust, REIT	229,436	19,814,093
Weyerhaeuser Co., REIT	481,307	12,504,361
WP GLIMCHER, Inc., REIT	2,426,765	20,967,250

		$483,342,028
Restaurants - 0.1%
Greggs PLC	208,677	$2,993,802

Specialty Chemicals - 0.2%
PTT Global Chemical PLC	4,737,000	$7,146,050

Specialty Stores - 0.2%
American Eagle Outfitters, Inc. (l)	411,216	$6,275,156

Telecommunications - Wireless - 0.4%
Advanced Info Service PLC	408,200	$1,953,357
American Tower Corp., REIT	106,655	9,833,591

		$11,786,948

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 1.1%
British Telecom Group, PLC	2,631,122	$17,669,851
Nippon Telegraph & Telephone Corp.	102,000	4,365,119
TDC A.S.	1,363,638	5,774,588
Verizon Communications, Inc.	130,068	6,598,350

		$34,407,908
Tobacco - 1.4%
Altria Group, Inc.	312,230	$19,224,001
Imperial Brands PLC	97,091	5,018,545
Philip Morris International, Inc.	149,016	13,564,926
Reynolds American, Inc.	120,980	6,101,021

		$43,908,493
Utilities - Electric Power - 0.9%
American Electric Power Co., Inc.	306,305	$18,914,334
Endesa S.A.	266,724	4,800,793
Korea Electric Power Corp.	111,952	5,322,546

		$29,037,673
Total Common Stocks (Identified Cost, $1,089,697,258)		$1,090,015,653

Convertible Preferred Stocks - 0.5%
Pharmaceuticals - 0.1%
Allergan PLC, 5.5%	$2,056	$1,986,055

Telephone Services - 0.1%
Frontier Communications Corp., 11.125%	$17,281	$1,752,293

Utilities - Electric Power - 0.3%
Exelon Corp., 6.5%	$246,331	$10,924,780
Total Convertible Preferred Stocks (Identified Cost, $14,385,922)		$14,663,128

Preferred Stocks - 0.1%
Telephone Services - 0.1%
Telecom Italia S.p.A. (Identified Cost, $2,613,201)	2,586,440	$1,976,787

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.1%
iShares Dow Jones U.S. Real Estate - June 2016 @ $64	3,500	$402,500
iShares Dow Jones U.S. Real Estate - June 2016 @ $65	4,000	500,000

Portfolio of Investments – continued

Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)
Put Options Purchased - continued
iShares Dow Jones U.S. Real Estate - September 2016 @ $58	4,000	$344,000
iShares Dow Jones U.S. Real Estate - September 2016 @ $60	3,500	388,500
Total Put Options Purchased (Premiums Paid, $2,423,810)		$1,635,000

Issuer	Shares/Par
Underlying Affiliated Funds - 31.2%
MFS High Yield Pooled Portfolio (Identified Cost, $1,083,660,942) (v)	114,536,783	$962,108,978

Money Market Funds - 2.9%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	88,669,227	$88,669,227

Collateral for Securities Loaned - 0.1%
JPMorgan Prime Money Market Fund, 0.42%, at Cost and Net Asset Value (j)	4,287,796	$4,287,796
Total Investments (Identified Cost, $3,220,883,514)		$3,078,371,980

Other Assets, Less Liabilities - (0.0)%		(1,129,937)
Net Assets - 100.0%		$3,077,242,043

(a)	Non-income producing security.
(d)	In default.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $265,134,947, representing 8.6% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Empresa Electrica Guacolda S.A., 4.56%, 4/30/25	4/23/15	$6,266,725	$5,693,423
Export Credit Bank of Turkey A.S., 5.375%, 2/08/21	2/01/16	524,747	528,597
Total Restricted Securities			$6,222,020
% of Net assets			0.2%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 2/29/16

Forward Foreign Currency Exchange Contracts at 2/29/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	Goldman Sachs International	4,483,236	4/15/16	$4,869,085	$4,883,826	$(14,741)

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,048,553,345)	$2,027,593,775
Underlying affiliated funds, at value (identified cost, $1,172,330,169)	1,050,778,205
Total investments, at value, including $4,221,404 of securities on loan (identified cost, $3,220,883,514)	$3,078,371,980
Cash	438,326
Foreign currency, at value (identified cost, $3,174)	3,052
Receivables for
Investments sold	2,618,340
Fund shares sold	7,380,450
Interest and dividends	10,427,946
Other assets	15,685
Total assets	$3,099,255,779
Liabilities
Payables for
Distributions	$1,077,336
Forward foreign currency exchange contracts	14,741
Investments purchased	25,395
TBA purchase commitments	7,795,978
Fund shares reacquired	7,196,917
Collateral for securities loaned, at value	4,287,796
Payable to affiliates
Investment adviser	206,650
Shareholder servicing costs	952,433
Distribution and service fees	141,238
Payable for independent Trustees’ compensation	15
Deferred country tax expense payable	1,741
Accrued expenses and other liabilities	313,496
Total liabilities	$22,013,736
Net assets	$3,077,242,043
Net assets consist of
Paid-in capital	$3,243,507,749
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $1,741 deferred country tax)	(142,550,532)
Accumulated distributions in excess of net realized gain on investments and foreign currency	(21,320,825)
Accumulated distributions in excess of net investment income	(2,394,349)
Net assets	$3,077,242,043
Shares of beneficial interest outstanding	274,203,120

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,408,718,906	125,504,639	$11.22
Class C	939,800,903	83,773,109	11.22
Class I	692,677,423	61,713,796	11.22
Class R1	1,268,219	113,163	11.21
Class R2	3,138,616	279,779	11.22
Class R3	15,392,830	1,371,196	11.23
Class R4	5,172,547	460,744	11.23
Class R5	11,072,599	986,694	11.22

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.78 [100 / 95.25 x $11.22]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$36,689,483
Dividends	34,989,989
Dividends from underlying affiliated funds	60,802,347
Foreign taxes withheld	(694,925)
Total investment income	$131,786,894
Expenses
Management fee	$20,529,369
Distribution and service fees	13,065,051
Shareholder servicing costs	3,461,058
Administrative services fee	502,986
Independent Trustees’ compensation	46,512
Custodian fee	312,341
Shareholder communications	201,529
Audit and tax fees	65,671
Legal fees	31,122
Miscellaneous	353,670
Total expenses	$38,569,309
Fees paid indirectly	(138)
Reduction of expenses by investment adviser and distributor	(1,535,601)
Net expenses	$37,033,570
Net investment income	$94,753,324
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$84,778,600
Underlying affiliated funds	(8,535,776)
Capital gain distributions from underlying affiliated funds	669,112
Futures contracts	(246,802)
Swap agreements	(416,227)
Foreign currency	12,506
Net realized gain (loss) on investments and foreign currency	$76,261,413
Change in unrealized appreciation (depreciation)
Investments (net of $761,642 decrease in deferred country tax)	$(359,674,961)
Swap agreements	174,246
Translation of assets and liabilities in foreign currencies	(37,035)
Net unrealized gain (loss) on investments and foreign currency translation	$(359,537,750)
Net realized and unrealized gain (loss) on investments and foreign currency	$(283,276,337)
Change in net assets from operations	$(188,523,013)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 2/29/16	Year ended 2/28/15
Change in net assets
From operations
Net investment income	$94,753,324	$60,267,245
Net realized gain (loss) on investments and foreign currency	76,261,413	70,289,537
Net unrealized gain (loss) on investments and foreign currency translation	(359,537,750)	73,211,220
Change in net assets from operations	$(188,523,013)	$203,768,002
Distributions declared to shareholders
From net investment income	$(97,491,038)	$(64,653,346)
From net realized gain on investments	(108,687,055)	(46,618,138)
Total distributions declared to shareholders	$(206,178,093)	$(111,271,484)
Change in net assets from fund share transactions	$537,782,587	$756,034,054
Total change in net assets	$143,081,481	$848,530,572
Net assets
At beginning of period	2,934,160,562	2,085,629,990
At end of period (including accumulated distributions in excess of net investment income of $2,394,349 and $2,613,358, respectively)	$3,077,242,043	$2,934,160,562

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.70	$12.21	$11.82	$11.05	$10.79
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.34	$0.34	$0.33	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)	0.75	0.57	0.82	0.30
Total from investment operations	$(0.68)	$1.09	$0.91	$1.15	$0.64
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.36)	$(0.35)	$(0.37)	$(0.38)
From net realized gain on investments	(0.41)	(0.24)	(0.17)	(0.01)	—
Total distributions declared to shareholders	$(0.80)	$(0.60)	$(0.52)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$11.22	$12.70	$12.21	$11.82	$11.05
Total return (%) (r)(s)(t)(x)	(5.53)	9.09	7.87	10.56	6.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06 (h)	1.06 (h)	1.07 (h)	1.08	1.10
Expenses after expense reductions (f)	1.01 (h)	1.03 (h)	1.06 (h)	1.08	1.10
Net investment income	3.17	2.70	2.83	2.86	3.18
Portfolio turnover	62	48	63	64	64
Net assets at end of period (000 omitted)	$1,408,719	$1,334,418	$1,071,400	$797,338	$447,034

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.70	$12.20	$11.82	$11.04	$10.78
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.24	$0.25	$0.24	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)	0.77	0.56	0.83	0.30
Total from investment operations	$(0.77)	$1.01	$0.81	$1.07	$0.56
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.27)	$(0.26)	$(0.28)	$(0.30)
From net realized gain on investments	(0.41)	(0.24)	(0.17)	(0.01)	—
Total distributions declared to shareholders	$(0.71)	$(0.51)	$(0.43)	$(0.29)	$(0.30)
Net asset value, end of period (x)	$11.22	$12.70	$12.20	$11.82	$11.04
Total return (%) (r)(s)(t)(x)	(6.24)	8.36	6.97	9.84	5.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81 (h)	1.81 (h)	1.82 (h)	1.83	1.85
Expenses after expense reductions (f)	1.76 (h)	1.78 (h)	1.81 (h)	1.83	1.85
Net investment income	2.42	1.96	2.08	2.11	2.43
Portfolio turnover	62	48	63	64	64
Net assets at end of period (000 omitted)	$939,801	$859,969	$630,810	$466,361	$238,332

Class I	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.70	$12.21	$11.82	$11.05	$10.79
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.37	$0.37	$0.35	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)	0.75	0.57	0.83	0.30
Total from investment operations	$(0.65)	$1.12	$0.94	$1.18	$0.66
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.39)	$(0.38)	$(0.40)	$(0.40)
From net realized gain on investments	(0.41)	(0.24)	(0.17)	(0.01)	—
Total distributions declared to shareholders	$(0.83)	$(0.63)	$(0.55)	$(0.41)	$(0.40)
Net asset value, end of period (x)	$11.22	$12.70	$12.21	$11.82	$11.05
Total return (%) (r)(s)(x)	(5.29)	9.36	8.14	10.83	6.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81 (h)	0.81 (h)	0.82 (h)	0.83	0.85
Expenses after expense reductions (f)	0.76 (h)	0.78 (h)	0.81 (h)	0.83	0.85
Net investment income	3.42	2.97	3.08	3.09	3.43
Portfolio turnover	62	48	63	64	64
Net assets at end of period (000 omitted)	$692,677	$721,242	$371,274	$280,443	$96,323

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.68	$12.20	$11.81	$11.04	$10.78
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.24	$0.25	$0.23	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(1.05)	0.75	0.57	0.83	0.30
Total from investment operations	$(0.76)	$0.99	$0.82	$1.06	$0.56
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.27)	$(0.26)	$(0.28)	$(0.30)
From net realized gain on investments	(0.41)	(0.24)	(0.17)	(0.01)	—
Total distributions declared to shareholders	$(0.71)	$(0.51)	$(0.43)	$(0.29)	$(0.30)
Net asset value, end of period (x)	$11.21	$12.68	$12.20	$11.81	$11.04
Total return (%) (r)(s)(x)	(6.17)	8.20	7.06	9.75	5.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81 (h)	1.81 (h)	1.82 (h)	1.84	1.85
Expenses after expense reductions (f)	1.76 (h)	1.78 (h)	1.81 (h)	1.84	1.85
Net investment income	2.43	1.95	2.11	2.04	2.44
Portfolio turnover	62	48	63	64	64
Net assets at end of period (000 omitted)	$1,268	$918	$775	$375	$142

Class R2	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.70	$12.20	$11.82	$11.04	$10.78
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.31	$0.31	$0.30	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)	0.76	0.56	0.83	0.30
Total from investment operations	$(0.71)	$1.07	$0.87	$1.13	$0.61
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.33)	$(0.32)	$(0.34)	$(0.35)
From net realized gain on investments	(0.41)	(0.24)	(0.17)	(0.01)	—
Total distributions declared to shareholders	$(0.77)	$(0.57)	$(0.49)	$(0.35)	$(0.35)
Net asset value, end of period (x)	$11.22	$12.70	$12.20	$11.82	$11.04
Total return (%) (r)(s)(x)	(5.77)	8.90	7.51	10.39	5.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31 (h)	1.31 (h)	1.32 (h)	1.34	1.35
Expenses after expense reductions (f)	1.26 (h)	1.28 (h)	1.31 (h)	1.34	1.35
Net investment income	2.94	2.47	2.59	2.59	2.93
Portfolio turnover	62	48	63	64	64
Net assets at end of period (000 omitted)	$3,139	$2,113	$1,180	$702	$212

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.71	$12.21	$11.83	$11.05	$10.79
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.34	$0.34	$0.31	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)	0.76	0.56	0.85	0.30
Total from investment operations	$(0.68)	$1.10	$0.90	$1.16	$0.64
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.36)	$(0.35)	$(0.37)	$(0.38)
From net realized gain on investments	(0.41)	(0.24)	(0.17)	(0.01)	—
Total distributions declared to shareholders	$(0.80)	$(0.60)	$(0.52)	$(0.38)	$(0.38)
Net asset value, end of period (x)	$11.23	$12.71	$12.21	$11.83	$11.05
Total return (%) (r)(s)(x)	(5.52)	9.17	7.77	10.65	6.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07 (h)	1.06 (h)	1.07 (h)	1.10	1.10
Expenses after expense reductions (f)	1.02 (h)	1.03 (h)	1.06 (h)	1.10	1.10
Net investment income	3.19	2.70	2.84	2.70	3.17
Portfolio turnover	62	48	63	64	64
Net assets at end of period (000 omitted)	$15,393	$7,995	$5,256	$2,783	$186

Class R4	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.71	$12.21	$11.82	$11.05	$10.79
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.37	$0.37	$0.36	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)	0.76	0.57	0.82	0.30
Total from investment operations	$(0.65)	$1.13	$0.94	$1.18	$0.66
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.39)	$(0.38)	$(0.40)	$(0.40)
From net realized gain on investments	(0.41)	(0.24)	(0.17)	(0.01)	—
Total distributions declared to shareholders	$(0.83)	$(0.63)	$(0.55)	$(0.41)	$(0.40)
Net asset value, end of period (x)	$11.23	$12.71	$12.21	$11.82	$11.05
Total return (%) (r)(s)(x)	(5.29)	9.44	8.13	10.83	6.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81 (h)	0.81 (h)	0.82 (h)	0.84	0.85
Expenses after expense reductions (f)	0.76 (h)	0.78 (h)	0.81 (h)	0.84	0.85
Net investment income	3.42	2.96	3.08	3.12	3.40
Portfolio turnover	62	48	63	64	64
Net assets at end of period (000 omitted)	$5,173	$4,936	$2,834	$1,159	$546

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Years ended 2/29, 2/28
	2016	2015	2014	2013 (i)
Net asset value, beginning of period	$12.70	$12.21	$11.82	$11.16
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.38	$0.38	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)	0.75	0.57	0.75
Total from investment operations	$(0.64)	$1.13	$0.95	$0.94
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.40)	$(0.39)	$(0.27)
From net realized gain on investments	(0.41)	(0.24)	(0.17)	(0.01)
Total distributions declared to shareholders	$(0.84)	$(0.64)	$(0.56)	$(0.28)
Net asset value, end of period (x)	$11.22	$12.70	$12.21	$11.82
Total return (%) (r)(s)(x)	(5.20)	9.46	8.23	8.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70 (h)	0.72 (h)	0.73 (h)	0.79	(a)
Expenses after expense reductions (f)	0.65 (h)	0.69 (h)	0.72 (h)	0.79	(a)
Net investment income	3.55	3.05	3.18	2.48	(a)
Portfolio turnover	62	48	63	64	(n)
Net assets at end of period (000 omitted)	$11,073	$2,569	$2,101	$1,393

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class’s inception, July 2, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for

Notes to Financial Statements – continued

annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment

Notes to Financial Statements – continued

companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of February 29, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$755,257,535	$732,500	$—	$755,990,035
United Kingdom	—	75,359,267	—	75,359,267
Switzerland	—	44,770,012	—	44,770,012
France	—	37,515,196	—	37,515,196
Canada	29,574,289	—	—	29,574,289
Germany	2,132,855	23,104,649	—	25,237,504
Taiwan	11,275,505	7,962,787	—	19,238,292
China	—	16,908,128	—	16,908,128
Hong Kong	8,531,789	8,250,615	—	16,782,404
Other Countries	22,104,501	64,810,944	—	86,915,445
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	223,639,494	—	223,639,494
Non-U.S. Sovereign Debt	—	210,563,462	—	210,563,462
Municipal Bonds	—	783,959	—	783,959
U.S. Corporate Bonds	—	8,820,102	—	8,820,102
Residential Mortgage-Backed Securities	—	278,783,426	—	278,783,426
Commercial Mortgage-Backed Securities	—	18,176,673	—	18,176,673
Asset-Backed Securities (including CDOs)	—	3,926,915	—	3,926,915
Foreign Bonds	—	170,321,376	—	170,321,376
Mutual Funds	1,055,066,001	—	—	1,055,066,001
Total Investments	$1,883,942,475	$1,194,429,505	$—	$3,078,371,980

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(14,741)	$—	$(14,741)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security

Notes to Financial Statements – continued

is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 29, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$—	$(14,741)
Equity	Purchased Equity Options	1,635,000	—
Total		$1,635,000	$(14,741)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 29, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$(246,802)	$—	$—	$—
Foreign Exchange	—	—	16,284	—
Equity	—	—	—	(3,702,292)
Credit	—	(416,227)	—	—
Total	$(246,802)	$(416,227)	$16,284	$(3,702,292)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 29, 2016 as reported in the Statement of Operations:

Risk	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Foreign Exchange	$—	$(14,741)	$—
Equity	—	—	863,750
Credit	174,246	—	—
Total	$174,246	$(14,741)	$863,750

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations

Notes to Financial Statements – continued

under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the

Notes to Financial Statements – continued

premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the

Notes to Financial Statements – continued

counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement- specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan,

Notes to Financial Statements – continued

all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $4,221,404. The fair value of the fund’s investment securities on loan and a related liability of $4,287,796 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively,

Notes to Financial Statements – continued

even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the

Notes to Financial Statements – continued

counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 29, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Notes to Financial Statements – continued

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/29/16	2/28/15
Ordinary income (including any short-term capital gains)	$103,618,206	$71,281,527
Long-term capital gains	102,559,887	39,989,957
Total distributions	$206,178,093	$111,271,484

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/16
Cost of investments	$3,242,569,073
Gross appreciation	117,864,598
Gross depreciation	(282,061,691)
Net unrealized appreciation (depreciation)	$(164,197,093)
Undistributed ordinary income	7,130,093
Undistributed long-term capital gain	889,578
Post-October capital loss deferral	(41,911)
Other temporary differences	(10,046,373)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/29/16	Year ended 2/28/15	Year ended 2/29/16	Year ended 2/28/15
Class A	$46,562,523	$33,377,673	$49,319,402	$22,438,068
Class C	23,571,768	15,205,420	32,748,100	13,915,386
Class I	26,445,150	15,621,478	25,575,204	9,966,893
Class R1	31,251	15,795	45,325	14,307
Class R2	70,366	43,068	82,081	34,394
Class R3	368,225	203,032	447,507	136,648
Class R4	185,199	110,658	182,530	68,838
Class R5	256,556	76,222	286,906	43,604
Total	$97,491,038	$64,653,346	$108,687,055	$46,618,138

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

Prior to August 1, 2015, the investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1.5 billion up to $2.5 billion, 0.55% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.50% of average daily net assets in excess of $5 billion. This written agreement terminated on July 31, 2015. For the period March 1, 2015 through July 31, 2015, the management fee reduction amounted to $480,190, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2015, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1 billion up to $2.5 billion, 0.55% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.50% of average daily net assets in excess of $5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2017. For the period August 1, 2015 through February 29, 2016, this management fee reduction amounted to $824,257, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 29, 2016, this management fee reduction amounted to $226,788, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 29, 2016 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.79%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2017. For the year ended February 29, 2016, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $451,629 for the year ended February 29, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,586,410
Class C	0.75%	0.25%	1.00%	1.00%	9,427,168
Class R1	0.75%	0.25%	1.00%	1.00%	12,322
Class R2	0.25%	0.25%	0.50%	0.50%	11,602
Class R3	—	0.25%	0.25%	0.25%	27,549
Total Distribution and Service Fees					$13,065,051

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 29, 2016, this rebate amounted to $4,347 and $19 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2016, were as follows:

Amount
Class A	$32,706
Class C	174,094

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2016, the fee was $194,556, which equated to 0.0062% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 29, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,266,502.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 29, 2016 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended February 29, 2016, the fee paid by the fund under this agreement was $9,536 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended February 29, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $5,632,858 and $1,604,279, respectively. The sales transactions resulted in net realized gains (losses) of $(208,967).

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended February 29, 2016, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$695,521,253	$690,834,157
Investments (non-U.S. Government securities)	$1,557,518,821	$1,213,449,027

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/16		Year ended 2/28/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	40,389,688	$491,549,369	34,507,940	$432,266,434
Class C	25,246,673	307,653,165	21,725,114	272,221,470
Class I	26,865,624	326,705,363	33,608,562	422,190,961
Class R1	65,393	797,299	71,024	890,139
Class R2	154,820	1,815,682	95,223	1,192,217
Class R3	906,031	10,755,213	280,774	3,503,206
Class R4	154,200	1,876,658	179,724	2,251,737
Class R5	991,517	11,726,396	57,139	714,463
	94,773,946	$1,152,879,145	90,525,500	$1,135,230,627

Shares issued to shareholders in reinvestment of distributions
Class A	7,890,934	$93,065,125	4,299,289	$53,842,052
Class C	3,959,870	46,553,158	1,867,725	23,386,098
Class I	3,359,205	39,693,818	1,488,199	18,656,903
Class R1	6,504	76,208	2,392	29,908
Class R2	12,738	149,550	6,184	77,450
Class R3	69,884	815,638	27,106	339,663
Class R4	31,088	367,043	14,313	179,416
Class R5	14,965	177,542	9,565	119,826
	15,345,188	$180,898,082	7,714,773	$96,631,316

Shares reacquired
Class A	(27,822,763)	$(331,597,494)	(21,505,306)	$(269,040,734)
Class C	(13,165,736)	(156,538,137)	(7,548,485)	(94,272,380)
Class I	(25,283,969)	(300,066,122)	(8,728,459)	(109,014,928)
Class R1	(31,150)	(359,703)	(64,568)	(810,152)
Class R2	(54,206)	(650,367)	(31,643)	(395,715)
Class R3	(233,954)	(2,811,055)	(109,025)	(1,366,364)
Class R4	(112,994)	(1,345,647)	(37,633)	(472,080)
Class R5	(222,051)	(2,626,115)	(36,486)	(455,536)
	(66,926,823)	$(795,994,640)	(38,061,605)	$(475,827,889)

Notes to Financial Statements – continued

	Year ended 2/29/16		Year ended 2/28/15
	Shares	Amount	Shares	Amount
Net change
Class A	20,457,859	$253,017,000	17,301,923	$217,067,752
Class C	16,040,807	197,668,186	16,044,354	201,335,188
Class I	4,940,860	66,333,059	26,368,302	331,832,936
Class R1	40,747	513,804	8,848	109,895
Class R2	113,352	1,314,865	69,764	873,952
Class R3	741,961	8,759,796	198,855	2,476,505
Class R4	72,294	898,054	156,404	1,959,073
Class R5	784,431	9,277,823	30,218	378,753
	43,192,311	$537,782,587	60,178,668	$756,034,054

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended February 29, 2016, the fund’s commitment fee and interest expense were $10,463 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	90,320,953	33,778,300	(9,562,470)	114,536,783
MFS Institutional Money Market Portfolio	127,915,154	744,720,395	(783,966,322)	88,669,227

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(8,535,776)	$669,112	$60,641,939	$962,108,978
MFS Institutional Money Market Portfolio	—	—	160,408	88,669,227

	$(8,535,776)	$669,112	$60,802,347	$1,050,778,205

Notes to Financial Statements – continued

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $380,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and Shareholders of

MFS Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the Fund) (one of the series constituting MFS Series Trust XIII), including the portfolio of investments, as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Diversified Income Fund (one of the series constituting MFS Series Trust XIII) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 15, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of April 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams Ward Brown David Cole Richard Gable Matthew Ryan Jonathan Sage Geoffrey Schechter James Swanson

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $123,220,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 10.44% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

February 29, 2016

MFS® GOVERNMENT SECURITIES FUND

MFG-ANN

MFS® GOVERNMENT SECURITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets remained volatile at the beginning of the year but began to show signs of stabilization in February. Oil prices rebounded modestly from the lows set at mid-month, and U.S. economic data improved following a downtick in growth in late 2015. The international backdrop was less rosy. Japan adopted a negative interest rate policy in an attempt to revive growth and inflation while the European Central Bank indicated it may also ease monetary policy further. Interest rates in the United States are expected to rise at a gradual pace.

China’s shift to a consumer-led economy continues to weigh on manufacturing and exports. A strong U.S. dollar and weak global demand persist as headwinds for U.S. exports. In Europe, attention is shifting to a crucial referendum scheduled for June 23, in which British voters will decide whether the United Kingdom should remain in the European Union.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

April 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	47.1%
U.S. Treasury Securities	33.3%
U.S. Government Agencies	7.1%
Commercial Mortgage-Backed Securities	3.2%
Investment Grade Corporates	1.5%
Collateralized Debt Obligations	0.4%
Asset-Backed Securities	0.3%
Emerging Markets Bonds	0.2%
Non-U.S. Government Bonds	0.2%
Municipal Bonds	0.1%

Composition including fixed income credit quality (a)(i)
AAA	2.7%
AA	1.4%
A	0.6%
BBB	0.5%
BB	0.2%
B	0.5%
U.S. Government	33.7%
Federal Agencies	54.2%
Not Rated	(0.4)%
Cash & Cash Equivalents	6.2%
Other	0.4%

Portfolio facts (i)
Average Duration (d)	4.5
Average Effective Maturity (m)	6.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 2/29/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 29, 2016, Class A shares of the MFS Government Securities Fund (“fund”) provided a total return of 1.69%, at net asset value. This compares with a return of 2.69% for the fund’s benchmark, the Barclays U.S. Government/Mortgage Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle late in the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

Relative to the Barclays U.S. Government/Mortgage Bond Index, the fund’s yield curve (y) positioning, particularly its lesser exposure to shifts in middle portion (centered around maturities of 7 years) of the yield curve was a primary factor that detracted from relative returns. Additionally, the fund’s exposure to the inflation-linked sector also weakened relative performance. The portion of the fund’s return derived from yield, which was less than that of the benchmark, further weighed on relative performance.

4

Management Review – continued

Conversely, strong bond selection, particularly in agency mortgage-back securities (MBS) supported relative results. The fund’s greater exposure to the finance sector also contributed to relative performance as this market segment outperformed the benchmark over the reporting period.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/29/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 2/29/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	1.69%	2.58%	4.07%	N/A
B	8/30/93	0.93%	1.83%	3.30%	N/A
C	4/01/96	0.93%	1.81%	3.28%	N/A
I	1/02/97	1.85%	2.83%	4.32%	N/A
R1	4/01/05	0.93%	1.83%	3.27%	N/A
R2	10/31/03	1.44%	2.34%	3.77%	N/A
R3	4/01/05	1.69%	2.60%	4.03%	N/A
R4	4/01/05	1.85%	2.83%	4.31%	N/A
R5	7/02/12	1.96%	N/A	N/A	1.62%
Comparative benchmark
Barclays U.S. Government/Mortgage Bond Index (f)		2.69%	3.30%	4.56%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(2.63)%	1.69%	3.62%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.05)%	1.46%	3.30%	N/A
C With CDSC (1% for 12 months) (v)		(0.06)%	1.81%	3.28%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the funds share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2015 through February 29, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/15	Ending Account Value 2/29/16	Expenses Paid During Period (p) 9/01/15-2/29/16
A	Actual	0.87%	$1,000.00	$1,020.04	$4.37
	Hypothetical (h)	0.87%	$1,000.00	$1,020.54	$4.37
B	Actual	1.63%	$1,000.00	$1,016.24	$8.17
	Hypothetical (h)	1.63%	$1,000.00	$1,016.76	$8.17
C	Actual	1.63%	$1,000.00	$1,016.21	$8.17
	Hypothetical (h)	1.63%	$1,000.00	$1,016.76	$8.17
I	Actual	0.62%	$1,000.00	$1,020.31	$3.11
	Hypothetical (h)	0.62%	$1,000.00	$1,021.78	$3.12
R1	Actual	1.63%	$1,000.00	$1,016.24	$8.17
	Hypothetical (h)	1.63%	$1,000.00	$1,016.76	$8.17
R2	Actual	1.13%	$1,000.00	$1,018.78	$5.67
	Hypothetical (h)	1.13%	$1,000.00	$1,019.24	$5.67
R3	Actual	0.88%	$1,000.00	$1,020.04	$4.42
	Hypothetical (h)	0.88%	$1,000.00	$1,020.49	$4.42
R4	Actual	0.63%	$1,000.00	$1,021.31	$3.17
	Hypothetical (h)	0.63%	$1,000.00	$1,021.73	$3.17
R5	Actual	0.51%	$1,000.00	$1,021.90	$2.56
	Hypothetical (h)	0.51%	$1,000.00	$1,022.33	$2.56

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

2/29/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.4%
Issuer	Shares/Par	Value ($)
Agency - Other - 3.9%
Financing Corp., 10.7%, 10/06/17	$14,360,000	$16,593,402
Financing Corp., 9.4%, 2/08/18	11,750,000	13,657,777
Financing Corp., 9.8%, 4/06/18	14,975,000	17,694,280
Financing Corp., 10.35%, 8/03/18	15,165,000	18,511,263
Financing Corp., STRIPS, 0%, 11/30/17	18,780,000	18,413,771

		$84,870,493
Asset-Backed & Securitized - 3.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	$3,284,210	$3,356,150
CNH Equipment Trust, 2015-C, “A2B”, FRN, 0.901%, 12/17/18	3,182,890	3,182,334
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46	7,183,446	7,284,981
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/48	4,290,000	4,375,210
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/50	5,300,000	5,609,194
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.952%, 9/15/39	3,992,266	4,135,882
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.699%, 6/15/39	4,878,716	4,940,103
Credit Suisse Commercial Mortgage Trust, “C4”, FRN, 5.952%, 9/15/39	4,632,039	4,813,406
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/57	341,994	352,720
CWCapital Cobalt Ltd., “A4”, FRN, 5.767%, 5/15/46	6,354,159	6,586,607
Dryden XXIII Senior Loan Fund, 2012-23A, “A1R”, FRN, 1.872%, 7/17/23 (n)	4,369,000	4,332,734
Ford Credit Floorplan Master Owner Trust, 2015-4, “A2”, FRN, 1.03%, 8/15/20	2,875,000	2,858,976
Fortress Credit BSL Ltd., 2013-1A, “A”, FRN, 1.8%, 1/19/25 (n)	4,622,359	4,527,180
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/50	5,500,000	5,616,642
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.938%, 2/15/51	124,809	124,692
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.782%, 6/15/49	9,239,502	9,423,765
Morgan Stanley Capital I Trust, “AM”, FRN, 5.697%, 4/15/49	5,336,000	5,382,954
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/48	5,531,348	5,706,426

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/48	$2,177,277	$2,185,989

		$84,795,945
Automotive - 0.3%
Ford Motor Credit Co. LLC, 2.551%, 10/05/18	$2,611,000	$2,599,190
Hyundai Capital America, 2%, 3/19/18 (n)	3,122,000	3,108,032
Hyundai Capital America, 2.4%, 10/30/18 (n)	654,000	655,846

		$6,363,068
Business Services - 0.2%
Cisco Systems, Inc., 2.6%, 2/28/23	$4,048,000	$4,099,151

Computer Software - 0.1%
Microsoft Corp., 3.125%, 11/03/25	$1,640,000	$1,722,733

Computer Software - Systems - 0.3%
Apple, Inc., 3.25%, 2/23/26	$5,398,000	$5,572,059

Food & Beverages - 0.0%
Mead Johnson Nutrition Co., 3%, 11/15/20	$17,000	$17,178

Local Authorities - 0.6%
State of California (Build America Bonds), 7.6%, 11/01/40	$4,220,000	$6,419,422
University of California General Rev., “AD”, 4.858%, 5/15/12	1,123,000	1,145,797
University of California Limited Project Rev., “J”, 4.131%, 5/15/45	2,750,000	2,770,515
University of California Rev. (Build America Bonds), 5.77%, 5/15/43	2,750,000	3,482,133

		$13,817,867
Mortgage-Backed - 47.0%
Fannie Mae, 3%, 10/01/30	$19,099,559	$19,931,159
Fannie Mae, 4%, 9/01/40 - 7/01/43	22,081,058	23,617,830
Fannie Mae, 5.408%, 4/01/16	205,514	205,264
Fannie Mae, 5.75%, 7/01/16	2,162,540	2,164,194
Fannie Mae, 6.5%, 11/01/16 - 10/01/37	3,457,904	4,067,867
Fannie Mae, 5.27%, 12/01/16	603,260	612,259
Fannie Mae, 5.45%, 12/01/16 - 4/01/17	727,271	737,671
Fannie Mae, 5.05%, 1/01/17 - 8/01/19	2,829,281	2,937,609
Fannie Mae, 5.06%, 1/01/17	1,694,491	1,720,323
Fannie Mae, 5.6%, 1/01/17 - 1/01/19	1,034,444	1,132,447
Fannie Mae, 5.491%, 4/01/17	768,155	800,132
Fannie Mae, 5.38%, 5/01/17	1,826,351	1,876,887

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 1.9%, 6/01/17	$768,794	$774,342
Fannie Mae, 5.5%, 8/01/17 - 12/01/38	36,396,425	41,021,521
Fannie Mae, 6%, 8/01/17 - 12/01/37	9,323,889	10,643,189
Fannie Mae, 3.292%, 12/01/17	3,335,814	3,404,369
Fannie Mae, 5.37%, 1/01/18 - 5/01/18	2,040,907	2,168,010
Fannie Mae, 3.8%, 2/01/18	1,620,319	1,684,432
Fannie Mae, 3.91%, 2/01/18	1,613,000	1,678,433
Fannie Mae, 4%, 3/01/18 - 2/01/45	99,531,284	106,428,286
Fannie Mae, 4.19%, 3/01/18	855,209	894,653
Fannie Mae, 3.99%, 4/01/18	1,600,000	1,677,018
Fannie Mae, 2.578%, 9/25/18	8,968,885	9,178,870
Fannie Mae, 5.47%, 2/01/19	362,531	401,679
Fannie Mae, 5.1%, 3/01/19	367,232	403,895
Fannie Mae, 5%, 4/01/19 - 3/01/42	30,916,739	34,214,383
Fannie Mae, 5.08%, 4/01/19	745,976	822,594
Fannie Mae, 5.28%, 4/01/19	632,603	701,160
Fannie Mae, 4.84%, 5/01/19	640,671	702,161
Fannie Mae, 4.5%, 6/01/19 - 4/01/44	67,070,778	72,895,765
Fannie Mae, 4.83%, 8/01/19 - 9/01/19	1,501,105	1,658,139
Fannie Mae, 4.837%, 8/01/19	3,442,397	3,804,677
Fannie Mae, 4.67%, 9/01/19	1,159,731	1,277,901
Fannie Mae, 4.94%, 9/01/19	398,990	442,366
Fannie Mae, 4.88%, 3/01/20	594,125	637,600
Fannie Mae, 4.14%, 8/01/20	1,358,868	1,487,863
Fannie Mae, 5.19%, 9/01/20	1,737,823	1,907,841
Fannie Mae, 2.152%, 1/25/23	4,740,000	4,764,766
Fannie Mae, 2.41%, 5/01/23	1,552,620	1,587,582
Fannie Mae, 2.55%, 5/01/23	1,339,316	1,381,018
Fannie Mae, 2.59%, 5/01/23	848,168	876,630
Fannie Mae, 4.5%, 5/01/25	509,291	550,149
Fannie Mae, 3%, 3/01/27 - 12/01/30	21,255,979	22,220,387
Fannie Mae, 2.5%, 5/01/28 - 5/01/30	6,586,997	6,775,588
Fannie Mae, 3.5%, 1/01/42 - 3/01/45	14,681,758	15,444,471
Fannie Mae, 3.5%, 4/01/43 - 9/01/43	10,824,851	11,363,832
Freddie Mac, 4%, 4/01/44 - 9/01/44	19,322,537	20,624,436
Freddie Mac, 6.5%, 4/01/16 - 2/01/38	918,912	1,047,725
Freddie Mac, 6%, 8/01/17 - 10/01/38	7,501,811	8,508,482
Freddie Mac, 3.154%, 2/25/18	5,010,259	5,168,042
Freddie Mac, 2.412%, 8/25/18	7,256,000	7,427,087
Freddie Mac, 5%, 9/01/18 - 6/01/40	8,377,091	9,221,761
Freddie Mac, 2.303%, 9/25/18	2,438,882	2,494,510
Freddie Mac, 2.323%, 10/25/18	4,783,000	4,895,718
Freddie Mac, 2.13%, 1/25/19	10,400,000	10,605,251

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 5.085%, 3/25/19	$6,865,000	$7,540,957
Freddie Mac, 1.883%, 5/25/19	1,100,000	1,114,806
Freddie Mac, 2.456%, 8/25/19	4,923,000	5,083,396
Freddie Mac, 4.186%, 8/25/19	2,800,000	3,043,062
Freddie Mac, 4.251%, 1/25/20	3,106,000	3,401,214
Freddie Mac, 2.313%, 3/25/20	6,978,000	7,157,704
Freddie Mac, 4.224%, 3/25/20	4,281,146	4,696,814
Freddie Mac, 3.808%, 8/25/20	2,877,000	3,141,620
Freddie Mac, 3.034%, 10/25/20	3,117,000	3,295,575
Freddie Mac, 2.856%, 1/25/21	4,724,000	4,947,361
Freddie Mac, 5.5%, 4/01/21 - 1/01/38	9,721,907	10,894,179
Freddie Mac, 2.791%, 1/25/22	6,917,000	7,259,590
Freddie Mac, 2.716%, 6/25/22	4,738,552	4,923,562
Freddie Mac, 2.682%, 10/25/22	2,394,000	2,483,920
Freddie Mac, 4.5%, 11/01/22 - 6/01/41	9,860,163	10,682,168
Freddie Mac, 2.51%, 11/25/22	6,640,000	6,839,810
Freddie Mac, 3.32%, 2/25/23	4,605,000	4,972,174
Freddie Mac, 3.25%, 4/25/23	9,000,000	9,667,583
Freddie Mac, 3.3%, 4/25/23	4,629,861	4,962,770
Freddie Mac, 3.06%, 7/25/23	2,074,000	2,189,977
Freddie Mac, 3.458%, 8/25/23	4,600,000	4,974,125
Freddie Mac, 2.67%, 12/25/24	10,788,000	10,997,522
Freddie Mac, 2.811%, 1/25/25	9,000,000	9,262,841
Freddie Mac, 3.329%, 5/25/25	9,024,000	9,666,064
Freddie Mac, 4%, 7/01/25 - 11/01/43	7,963,106	8,485,458
Freddie Mac, 3.01%, 7/25/25	2,651,000	2,763,539
Freddie Mac, 2.5%, 2/01/28 - 7/01/28	40,462,099	41,662,288
Freddie Mac, 3%, 11/01/30 - 8/01/45	56,035,084	58,018,785
Freddie Mac, 3.5%, 12/01/41 - 12/01/45	93,286,641	97,739,697
Freddie Mac, TBA, 4%, 3/15/46	18,378,000	19,582,979
Ginnie Mae, 5.5%, 3/15/33 - 1/20/42	7,472,680	8,459,183
Ginnie Mae, 4.5%, 7/20/33 - 9/20/41	19,357,225	21,200,792
Ginnie Mae, 4%, 10/15/39 - 1/20/45	4,106,533	4,405,610
Ginnie Mae, 3.5%, 12/15/41 - 12/20/45	102,689,636	108,652,759
Ginnie Mae, 3%, 7/20/43	11,054,373	11,501,897
Ginnie Mae, 5.612%, 4/20/58	507,906	511,342
Ginnie Mae, 6.357%, 4/20/58	380,858	396,033

		$1,022,251,380
Municipals - 0.1%
Austin, TX, (Travis, Willianson and Hays Counties) Public Improvement Rev., 5%, 9/01/26	$2,385,000	$3,015,713

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Restaurants - 0.1%
McDonald’s Corp., 2.75%, 12/09/20	$1,587,000	$1,632,929

Supranational - 0.2%
Inter-American Development Bank, 4.375%, 1/24/44	$2,796,000	$3,497,335

U.S. Government Agencies and Equivalents - 3.1%
AID-Tunisia, 2.452%, 7/24/21	$4,063,000	$4,215,968
AID-Ukraine, 1.844%, 5/16/19	7,271,000	7,368,279
AID-Ukraine, 1.847%, 5/29/20	3,250,000	3,304,850
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	5,532,000	5,683,566
Hashemite Kingdom of Jordan, 2.503%, 10/30/20	6,688,000	6,988,137
Private Export Funding Corp., 2.25%, 3/15/20	1,681,000	1,732,287
Private Export Funding Corp., 2.3%, 9/15/20	4,100,000	4,216,588
Private Export Funding Corp., 1.875%, 7/15/18	5,330,000	5,426,302
Small Business Administration, 6.35%, 4/01/21	228,978	249,651
Small Business Administration, 6.34%, 5/01/21	263,599	287,065
Small Business Administration, 6.44%, 6/01/21	238,801	258,870
Small Business Administration, 6.625%, 7/01/21	214,139	234,445
Small Business Administration, 6.07%, 3/01/22	245,203	265,111
Small Business Administration, 4.98%, 11/01/23	417,019	453,589
Small Business Administration, 4.89%, 12/01/23	904,215	974,314
Small Business Administration, 4.77%, 4/01/24	970,942	1,041,572
Small Business Administration, 5.52%, 6/01/24	529,370	582,791
Small Business Administration, 4.99%, 9/01/24	753,683	818,330
Small Business Administration, 4.86%, 10/01/24	591,358	636,434
Small Business Administration, 4.86%, 1/01/25	978,701	1,051,116
Small Business Administration, 5.11%, 4/01/25	938,319	1,024,300
Small Business Administration, 2.21%, 2/01/33	2,608,158	2,626,444
Small Business Administration, 2.22%, 3/01/33	4,737,330	4,766,074
Small Business Administration, 3.15%, 7/01/33	4,385,678	4,591,536
Small Business Administration, 3.16%, 8/01/33	1,614,573	1,692,847
Small Business Administration, 3.62%, 9/01/33	1,704,522	1,850,275
Tennessee Valley Authority, 1.75%, 10/15/18	4,231,000	4,314,004
U.S. Department of Housing & Urban Development, 6.36%, 8/01/16	125,000	126,150
U.S. Department of Housing & Urban Development, 6.59%, 8/01/16	138,000	138,023

		$66,918,918
U.S. Treasury Obligations - 33.5%
U.S. Treasury Bonds, 7.5%, 11/15/16	$3,421,000	$3,585,902
U.S. Treasury Bonds, 6.25%, 8/15/23	1,445,000	1,923,600
U.S. Treasury Bonds, 6%, 2/15/26	5,933,000	8,236,903

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 6.75%, 8/15/26	$981,000	$1,445,059
U.S. Treasury Bonds, 6.375%, 8/15/27	2,309,000	3,383,588
U.S. Treasury Bonds, 5.25%, 2/15/29	2,438,000	3,350,441
U.S. Treasury Bonds, 5%, 5/15/37	4,133,000	6,067,438
U.S. Treasury Bonds, 4.375%, 2/15/38	9,535,000	12,932,216
U.S. Treasury Bonds, 4.5%, 8/15/39	52,734,300	72,515,832
U.S. Treasury Bonds, 3.125%, 2/15/43	28,535,600	31,710,186
U.S. Treasury Bonds, 2.875%, 5/15/43	31,247,500	33,057,668
U.S. Treasury Bonds, 2.5%, 2/15/45	32,407,000	31,571,515
U.S. Treasury Bonds, TIPS, 0.125%, 7/15/24	51,041,189	50,486,933
U.S. Treasury Notes, 2.625%, 4/30/16	4,787,000	4,804,970
U.S. Treasury Notes, 0.875%, 12/31/16	101,987,000	102,162,316
U.S. Treasury Notes, 4.75%, 8/15/17	11,447,000	12,108,774
U.S. Treasury Notes, 2.625%, 4/30/18	26,085,000	27,092,742
U.S. Treasury Notes, 2.75%, 2/15/19	19,471,600	20,509,066
U.S. Treasury Notes, 1%, 6/30/19	97,559,000	97,600,950
U.S. Treasury Notes, 2.625%, 8/15/20	32,222,000	34,189,314
U.S. Treasury Notes, 2%, 11/30/20	6,679,000	6,908,330
U.S. Treasury Notes, 3.125%, 5/15/21 (f)	63,935,000	69,724,122
U.S. Treasury Notes, 1.75%, 5/15/22	27,267,000	27,739,919
U.S. Treasury Notes, 2.5%, 8/15/23	42,601,000	45,479,890
U.S. Treasury Notes, 2.75%, 2/15/24	11,433,000	12,408,829
U.S. Treasury Notes, 2.5%, 5/15/24	5,305,000	5,654,589
U.S. Treasury Notes, 2%, 8/15/25	3,636,000	3,716,530

		$730,367,622
Utilities - Electric Power - 0.1%
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/17	$3,358,000	$3,371,378
Total Bonds (Identified Cost, $1,959,687,056)		$2,032,313,769

Money Market Funds - 7.5%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	163,241,753	$163,241,753
Total Investments (Identified Cost, $2,122,928,809)		$2,195,555,522

Other Assets, Less Liabilities - (0.9)%		(18,639,684)
Net Assets - 100.0%		$2,176,915,838

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $12,623,792, representing 0.6% of net assets.

16

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

Derivative Contracts at 2/29/16

Futures Contracts at 2/29/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	79	$10,310,734	June - 2016	$8,971

Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Long)	USD	15	$2,467,969	June - 2016	$(23,024)

At February 29, 2016, the fund had liquid securities with an aggregate value of $70,886 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,959,687,056)	$2,032,313,769
Underlying affiliated funds, at cost and value	163,241,753
Total investments, at value (identified cost, $2,122,928,809)	$2,195,555,522
Cash	9
Receivables for
Investments sold	606,934
Fund shares sold	2,611,780
Interest	7,688,098
Other assets	10,133
Total assets	$2,206,472,476
Liabilities
Payables for
Distributions	$409,819
Daily variation margin on open futures contracts	7,359
Investments purchased	4,761,492
TBA purchase commitments	19,567,529
Fund shares reacquired	3,832,863
Payable to affiliates
Investment adviser	97,189
Shareholder servicing costs	626,337
Distribution and service fees	34,319
Payable for independent Trustees’ compensation	37,330
Accrued expenses and other liabilities	182,401
Total liabilities	$29,556,638
Net assets	$2,176,915,838
Net assets consist of
Paid-in capital	$2,157,306,367
Unrealized appreciation (depreciation) on investments	72,612,660
Accumulated net realized gain (loss) on investments	(54,165,440)
Undistributed net investment income	1,162,251
Net assets	$2,176,915,838
Shares of beneficial interest outstanding	214,156,706

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$719,584,549	70,756,418	$10.17
Class B	22,288,999	2,194,425	10.16
Class C	49,103,823	4,819,908	10.19
Class I	42,563,114	4,188,257	10.16
Class R1	4,670,952	459,790	10.16
Class R2	122,117,289	12,020,592	10.16
Class R3	109,531,016	10,773,966	10.17
Class R4	86,552,480	8,509,504	10.17
Class R5	1,020,503,616	100,433,846	10.16

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.62 [100 / 95.75 x $10.17]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$56,229,617
Dividends from underlying affiliated funds	205,963
Total investment income	$56,435,580
Expenses
Management fee	$8,659,080
Distribution and service fees	3,420,670
Shareholder servicing costs	2,705,748
Administrative services fee	348,072
Independent Trustees’ compensation	47,694
Custodian fee	214,690
Shareholder communications	145,419
Audit and tax fees	60,569
Legal fees	17,243
Miscellaneous	220,160
Total expenses	$15,839,345
Fees paid indirectly	(39)
Reduction of expenses by investment adviser and distributor	(194,123)
Net expenses	$15,645,183
Net investment income	$40,790,397
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(2,104,236)
Futures contracts	(1,146,591)
Net realized gain (loss) on investments	$(3,250,827)
Change in unrealized appreciation (depreciation)
Investments	$538,251
Futures contracts	134,467
Net unrealized gain (loss) on investments	$672,718
Net realized and unrealized gain (loss) on investments	$(2,578,109)
Change in net assets from operations	$38,212,288

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 2/29/16	Year ended 2/28/15
Change in net assets
From operations
Net investment income	$40,790,397	$36,284,538
Net realized gain (loss) on investments	(3,250,827)	15,203,933
Net unrealized gain (loss) on investments	672,718	26,733,831
Change in net assets from operations	$38,212,288	$78,222,302
Distributions declared to shareholders
From net investment income	$(45,906,618)	$(46,292,736)
Change in net assets from fund share transactions	$27,707,069	$58,560,733
Total change in net assets	$20,012,739	$90,490,299
Net assets
At beginning of period	2,156,903,099	2,066,412,800
At end of period (including undistributed net investment income of $1,162,251 and accumulated distributions in excess of net investment income of $692,205, respectively)	$2,176,915,838	$2,156,903,099

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.20	$10.05	$10.41	$10.54	$10.13
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.16	$0.18	$0.20	$0.25
Net realized and unrealized gain (loss) on investments	(0.01)	0.20	(0.29)	(0.02)	0.46
Total from investment operations	$0.17	$0.36	$(0.11)	$0.18	$0.71
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.22)	$(0.26)	$(0.30)
From net realized gain on investments	—	—	(0.03)	(0.05)	—
Total distributions declared to shareholders	$(0.20)	$(0.21)	$(0.25)	$(0.31)	$(0.30)
Net asset value, end of period (x)	$10.17	$10.20	$10.05	$10.41	$10.54
Total return (%) (r)(s)(t)(x)	1.69	3.59	(1.00)	1.74	7.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.88	0.87	0.86
Expenses after expense reductions (f)	0.87	0.87	0.87	0.87	0.86
Net investment income	1.74	1.58	1.76	1.88	2.39
Portfolio turnover	88	67	112	81	49
Net assets at end of period (000 omitted)	$719,585	$692,680	$698,251	$847,276	$981,980

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.19	$10.04	$10.39	$10.53	$10.11
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.08	$0.10	$0.12	$0.17
Net realized and unrealized gain (loss) on investments	(0.01)	0.20	(0.27)	(0.03)	0.47
Total from investment operations	$0.09	$0.28	$(0.17)	$0.09	$0.64
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.15)	$(0.18)	$(0.22)
From net realized gain on investments	—	—	(0.03)	(0.05)	—
Total distributions declared to shareholders	$(0.12)	$(0.13)	$(0.18)	$(0.23)	$(0.22)
Net asset value, end of period (x)	$10.16	$10.19	$10.04	$10.39	$10.53
Total return (%) (r)(s)(t)(x)	0.93	2.82	(1.65)	0.88	6.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.63	1.62	1.61
Expenses after expense reductions (f)	1.62	1.62	1.63	1.62	1.61
Net investment income	0.99	0.83	1.00	1.13	1.66
Portfolio turnover	88	67	112	81	49
Net assets at end of period (000 omitted)	$22,289	$23,857	$28,208	$44,012	$46,645

Class C	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.22	$10.07	$10.43	$10.57	$10.15
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.08	$0.10	$0.12	$0.17
Net realized and unrealized gain (loss) on investments	(0.01)	0.20	(0.28)	(0.02)	0.47
Total from investment operations	$0.09	$0.28	$(0.18)	$0.10	$0.64
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.15)	$(0.19)	$(0.22)
From net realized gain on investments	—	—	(0.03)	(0.05)	—
Total distributions declared to shareholders	$(0.12)	$(0.13)	$(0.18)	$(0.24)	$(0.22)
Net asset value, end of period (x)	$10.19	$10.22	$10.07	$10.43	$10.57
Total return (%) (r)(s)(t)(x)	0.93	2.81	(1.73)	0.88	6.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.63	1.62	1.61
Expenses after expense reductions (f)	1.62	1.62	1.63	1.62	1.61
Net investment income	0.98	0.82	0.99	1.13	1.64
Portfolio turnover	88	67	112	81	49
Net assets at end of period (000 omitted)	$49,104	$51,361	$58,229	$101,229	$112,961

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.20	$10.05	$10.41	$10.54	$10.12
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.18	$0.20	$0.25	$0.27
Net realized and unrealized gain (loss) on investments	(0.02)	0.20	(0.28)	(0.04)	0.47
Total from investment operations	$0.18	$0.38	$(0.08)	$0.21	$0.74
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.25)	$(0.29)	$(0.32)
From net realized gain on investments	—	—	(0.03)	(0.05)	—
Total distributions declared to shareholders	$(0.22)	$(0.23)	$(0.28)	$(0.34)	$(0.32)
Net asset value, end of period (x)	$10.16	$10.20	$10.05	$10.41	$10.54
Total return (%) (r)(s)(x)	1.85	3.85	(0.75)	1.99	7.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.63	0.63	0.59	0.61
Expenses after expense reductions (f)	0.62	0.63	0.63	0.59	0.60
Net investment income	1.98	1.80	1.98	2.33	2.64
Portfolio turnover	88	67	112	81	49
Net assets at end of period (000 omitted)	$42,563	$22,984	$20,974	$40,628	$562,634

Class R1	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.19	$10.04	$10.40	$10.53	$10.11
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.08	$0.10	$0.12	$0.17
Net realized and unrealized gain (loss) on investments	(0.01)	0.20	(0.28)	(0.02)	0.47
Total from investment operations	$0.09	$0.28	$(0.18)	$0.10	$0.64
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.15)	$(0.18)	$(0.22)
From net realized gain on investments	—	—	(0.03)	(0.05)	—
Total distributions declared to shareholders	$(0.12)	$(0.13)	$(0.18)	$(0.23)	$(0.22)
Net asset value, end of period (x)	$10.16	$10.19	$10.04	$10.40	$10.53
Total return (%) (r)(s)(x)	0.93	2.82	(1.74)	0.98	6.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.63	1.63	1.62	1.61
Expenses after expense reductions (f)	1.62	1.63	1.63	1.62	1.61
Net investment income	0.99	0.82	1.00	1.14	1.64
Portfolio turnover	88	67	112	81	49
Net assets at end of period (000 omitted)	$4,671	$5,128	$5,345	$6,647	$7,902

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.19	$10.04	$10.40	$10.53	$10.11
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.13	$0.15	$0.17	$0.22
Net realized and unrealized gain (loss) on investments	(0.01)	0.20	(0.28)	(0.01)	0.47
Total from investment operations	$0.14	$0.33	$(0.13)	$0.16	$0.69
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)	$(0.20)	$(0.24)	$(0.27)
From net realized gain on investments	—	—	(0.03)	(0.05)	—
Total distributions declared to shareholders	$(0.17)	$(0.18)	$(0.23)	$(0.29)	$(0.27)
Net asset value, end of period (x)	$10.16	$10.19	$10.04	$10.40	$10.53
Total return (%) (r)(s)(x)	1.44	3.33	(1.25)	1.48	6.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.13	1.13	1.12	1.11
Expenses after expense reductions (f)	1.12	1.13	1.13	1.12	1.11
Net investment income	1.49	1.33	1.51	1.63	2.13
Portfolio turnover	88	67	112	81	49
Net assets at end of period (000 omitted)	$122,117	$139,048	$142,396	$165,865	$168,809

Class R3	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.20	$10.05	$10.40	$10.54	$10.12
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.16	$0.18	$0.20	$0.25
Net realized and unrealized gain (loss) on investments	(0.01)	0.20	(0.28)	(0.03)	0.46
Total from investment operations	$0.17	$0.36	$(0.10)	$0.17	$0.71
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.22)	$(0.26)	$(0.29)
From net realized gain on investments	—	—	(0.03)	(0.05)	—
Total distributions declared to shareholders	$(0.20)	$(0.21)	$(0.25)	$(0.31)	$(0.29)
Net asset value, end of period (x)	$10.17	$10.20	$10.05	$10.40	$10.54
Total return (%) (r)(s)(x)	1.69	3.59	(0.90)	1.64	7.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.88	0.87	0.86
Expenses after expense reductions (f)	0.87	0.88	0.87	0.87	0.86
Net investment income	1.74	1.57	1.76	1.88	2.36
Portfolio turnover	88	67	112	81	49
Net assets at end of period (000 omitted)	$109,531	$105,929	$98,701	$104,515	$107,150

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 2/29, 2/28
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.21	$10.06	$10.41	$10.55	$10.13
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.18	$0.20	$0.22	$0.27
Net realized and unrealized gain (loss) on investments	(0.02)	0.20	(0.27)	(0.02)	0.47
Total from investment operations	$0.18	$0.38	$(0.07)	$0.20	$0.74
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.25)	$(0.29)	$(0.32)
From net realized gain on investments	—	—	(0.03)	(0.05)	—
Total distributions declared to shareholders	$(0.22)	$(0.23)	$(0.28)	$(0.34)	$(0.32)
Net asset value, end of period (x)	$10.17	$10.21	$10.06	$10.41	$10.55
Total return (%) (r)(s)(x)	1.85	3.84	(0.65)	1.89	7.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.63	0.63	0.62	0.60
Expenses after expense reductions (f)	0.62	0.63	0.62	0.62	0.60
Net investment income	1.99	1.82	2.01	2.10	2.61
Portfolio turnover	88	67	112	81	49
Net assets at end of period (000 omitted)	$86,552	$77,065	$70,549	$70,662	$51,626

Class R5	Years ended 2/29, 2/28
	2016	2015	2014	2013 (i)
Net asset value, beginning of period	$10.20	$10.05	$10.40	$10.53
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.20	$0.21	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	0.19	(0.27)	(0.06)
Total from investment operations	$0.20	$0.39	$(0.06)	$0.07
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)	$(0.26)	$(0.20)
From net realized gain on investments	—	—	(0.03)	—
Total distributions declared to shareholders	$(0.24)	$(0.24)	$(0.29)	$(0.20)
Net asset value, end of period (x)	$10.16	$10.20	$10.05	$10.40
Total return (%) (r)(s)(x)	1.96	3.96	(0.54)	0.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.52	0.51	0.54	(a)
Expenses after expense reductions (f)	0.51	0.51	0.51	0.54	(a)
Net investment income	2.10	1.94	2.13	1.81	(a)
Portfolio turnover	88	67	112	81
Net assets at end of period (000 omitted)	$1,020,504	$1,038,851	$943,761	$721,119

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, July 2, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

28

Notes to Financial Statements – continued

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

29

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of February 29, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$882,157,033	$—	$882,157,033
Non-U.S. Sovereign Debt	—	3,497,335	—	3,497,335
Municipal Bonds	—	3,015,713	—	3,015,713
U.S. Corporate Bonds	—	32,832,485	—	32,832,485
Residential Mortgage-Backed Securities	—	1,022,251,380	—	1,022,251,380
Commercial Mortgage-Backed Securities	—	69,894,721	—	69,894,721
Asset-Backed Securities (including CDOs)	—	14,901,224	—	14,901,224
Foreign Bonds	—	3,763,878	—	3,763,878
Mutual Funds	163,241,753	—	—	163,241,753
Total Investments	$163,241,753	$2,032,313,769	$—	$2,195,555,522

Other Financial Instruments
Futures Contracts	$(14,053)	$—	$—	$(14,053)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses

30

Notes to Financial Statements – continued

derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 29, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$8,971	$(23,024)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 29, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(1,146,591)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended February 29, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$134,467

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange

31

Notes to Financial Statements – continued

contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

32

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities

33

Notes to Financial Statements – continued

Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 29, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.

34

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/29/16	2/28/15
Ordinary income (including any short-term capital gains)	$45,906,618	$46,292,736

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/16
Cost of investments	$2,155,806,633
Gross appreciation	62,021,275
Gross depreciation	(22,272,386)
Net unrealized appreciation (depreciation)	$39,748,889
Undistributed ordinary income	5,089,432
Capital loss carryforwards	(19,372,507)
Other temporary differences	(5,856,343)

As of February 29, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	(226,238)
Long-Term	(19,146,269)
Total	(19,372,507)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

35

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 2/29/16	Year ended 2/28/15
Class A	$13,719,601	$14,133,922
Class B	271,116	335,254
Class C	596,650	695,904
Class I	525,580	480,323
Class R1	59,694	68,813
Class R2	2,239,663	2,542,743
Class R3	2,122,503	2,074,911
Class R4	1,859,359	1,679,337
Class R5	24,512,452	24,281,529
Total	$45,906,618	$46,292,736

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 29, 2016, this management fee reduction amounted to $155,320, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 29, 2016 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $92,812 for the year ended February 29, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

36

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,741,186
Class B	0.75%	0.25%	1.00%	1.00%	221,931
Class C	0.75%	0.25%	1.00%	1.00%	488,398
Class R1	0.75%	0.25%	1.00%	1.00%	48,873
Class R2	0.25%	0.25%	0.50%	0.50%	651,261
Class R3	—	0.25%	0.25%	0.25%	269,021
Total Distribution and Service Fees					$3,420,670

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 29, 2016, this rebate amounted to $38,274, $507, and $22 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2016, were as follows:

Amount
Class A	$9,438
Class B	46,960
Class C	6,157

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2016, the fee was $286,643, which equated to 0.0133% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 29, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,423,320.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of

37

Notes to Financial Statements – continued

each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended February 29, 2016, these costs for the fund amounted to $995,785 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 29, 2016 was equivalent to an annual effective rate of 0.0161% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $3,783 and the Retirement Deferral plan resulted in a net decrease in expense of $89. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended February 29, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $37,314 at February 29, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended February 29, 2016, the fee paid by the fund under

38

Notes to Financial Statements – continued

this agreement was $6,525 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 14 shares of Class R3, 11 shares of Class R4, and 10,316 shares of Class R5, for an aggregate amount of $104,031.

(4) Portfolio Securities

For the year ended February 29, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,742,403,427	$1,873,049,866
Investments (non-U.S. Government securities)	$130,720,138	$85,347,080

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/16		Year ended 2/28/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	18,960,613	$191,630,151	20,749,762	$210,000,195
Class B	456,943	4,612,496	217,925	2,199,358
Class C	1,468,425	14,872,129	900,733	9,140,450
Class I	3,215,897	32,534,100	1,544,794	15,657,293
Class R1	77,244	778,024	112,912	1,141,722
Class R2	1,912,876	19,318,511	1,913,834	19,328,439
Class R3	3,141,005	31,752,808	3,124,473	31,599,758
Class R4	3,933,426	39,718,005	2,336,193	23,640,395
Class R5	5,533,675	55,981,186	11,188,897	112,786,919
	38,700,104	$391,197,410	42,089,523	$425,494,529

39

Notes to Financial Statements – continued

	Year ended 2/29/16		Year ended 2/28/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	978,978	$9,892,849	982,707	$9,945,403
Class B	25,754	259,933	31,926	322,538
Class C	45,847	464,084	50,431	511,191
Class I	34,989	353,777	32,758	332,008
Class R1	5,907	59,624	6,783	68,563
Class R2	208,950	2,109,361	237,451	2,400,414
Class R3	209,982	2,121,368	204,954	2,074,040
Class R4	132,443	1,338,609	131,920	1,335,777
Class R5	2,423,773	24,471,001	2,400,638	24,281,529
	4,066,623	$41,070,606	4,079,568	$41,271,463

Shares reacquired
Class A	(17,060,665)	$(172,311,769)	(23,309,409)	$(235,744,711)
Class B	(629,081)	(6,340,343)	(718,422)	(7,247,760)
Class C	(1,718,022)	(17,377,821)	(1,708,181)	(17,284,484)
Class I	(1,315,942)	(13,316,786)	(1,411,113)	(14,307,063)
Class R1	(126,409)	(1,274,534)	(148,788)	(1,504,101)
Class R2	(3,741,521)	(37,748,547)	(2,689,619)	(27,186,016)
Class R3	(2,960,505)	(29,886,977)	(2,766,573)	(28,011,101)
Class R4	(3,106,733)	(31,329,287)	(1,933,331)	(19,561,815)
Class R5	(9,410,858)	(94,974,883)	(5,653,641)	(57,358,208)
	(40,069,736)	$(404,560,947)	(40,339,077)	$(408,205,259)

Net change
Class A	2,878,926	$29,211,231	(1,576,940)	$(15,799,113)
Class B	(146,384)	(1,467,914)	(468,571)	(4,725,864)
Class C	(203,750)	(2,041,608)	(757,017)	(7,632,843)
Class I	1,934,944	19,571,091	166,439	1,682,238
Class R1	(43,258)	(436,886)	(29,093)	(293,816)
Class R2	(1,619,695)	(16,320,675)	(538,334)	(5,457,163)
Class R3	390,482	3,987,199	562,854	5,662,697
Class R4	959,136	9,727,327	534,782	5,414,357
Class R5	(1,453,410)	(14,522,696)	7,935,894	79,710,240
	2,696,991	$27,707,069	5,830,014	$58,560,733

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 28%, 14%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2030 Fund were the owners of record of less than 1% of the value of outstanding voting shares of the fund.

40

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended February 29, 2016, the fund’s commitment fee and interest expense were $7,285 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	197,486,928	725,006,890	(759,252,065)	163,241,753

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$205,963	$163,241,753

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund (one of the series of MFS Series Trust XIII) (the “Fund”) as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Government Securities Fund as of February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 15, 2016

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

46

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of April 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

48

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

February 29, 2016

MFS® NEW DISCOVERY VALUE FUND

NDV-ANN

MFS® NEW DISCOVERY VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Markets remained volatile at the beginning of the year but began to show signs of stabilization in February. Oil prices rebounded modestly from the lows set at mid-month, and U.S. economic data improved following a downtick in growth in late 2015. The international backdrop was less rosy. Japan adopted a negative interest rate policy in an attempt to revive growth and inflation while the European Central Bank indicated it may also ease monetary policy further. Interest rates in the United States are expected to rise at a gradual pace.

China’s shift to a consumer-led economy continues to weigh on manufacturing and exports. A strong U.S. dollar and weak global demand persist as headwinds for U.S. exports. In Europe, attention is shifting to a crucial referendum scheduled for June 23, in which British voters will decide whether the United Kingdom should remain in the European Union.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

April 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
EPR Properties, REIT	2.0%
MSC Industrial Direct Co., Inc., “A”	1.8%
Corporate Office Properties Trust, REIT	1.8%
Everest Re Group Ltd.	1.7%
Great Plains Energy, Inc.	1.7%
El Paso Electric Co.	1.6%
Allied World Assurance Co.	1.6%
Huntington Bancshares, Inc.	1.5%
Select Income, REIT	1.5%
NICE Systems Ltd., ADR	1.5%

Equity sectors
Financial Services	34.6%
Industrial Goods & Services	9.4%
Technology	8.3%
Health Care	7.4%
Special Products & Services	6.0%
Utilities & Communications	5.8%
Autos & Housing	5.7%
Transportation	4.9%
Retailing	4.5%
Basic Materials	3.9%
Energy	2.9%
Leisure	2.1%
Consumer Staples	1.9%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 2/29/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 29, 2016, Class A shares of the MFS New Discovery Value Fund (“fund”) provided a total return of –9.38%, at net asset value. This compares with a return of –13.35% for the fund’s benchmark, the Russell 2000 Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle late in the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency.

During the second half of the reporting period, many US companies faced significant headwinds to earnings caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. The sharp rise in the US dollar also weighed on earnings during the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Beyond the Fed’s interest rate hike in December, tighter financial conditions rippled through the economy. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Strong stock selection within the health care sector was a primary factor for the fund’s outperformance relative to the Russell 2000 Value Index. Within this sector, the fund’s overweight position in technology-based medical solutions provider MedAssets (h) and holding shares of global medical technology company Masimo (b) benefited relative performance. Shares of MedAssets spiked after the company agreed to be acquired by private equity firm Pamplona Capital Management.

Strong stock selection within the technology sector boosted relative results. The fund’s position in IT products distributor Ingram Micro (b) benefited relative performance as the stock outpaced the benchmark during the reporting period.

Strong stock selection within the leisure sector aided relative performance. The fund’s position in out-of-home media and street furniture company Ströer SE & Co. (b)(h) (Germany) benefited relative performance. Shares of Ströer SE & Co. trended higher

3

Management Review – continued

after the company reported strong organic growth, increased demand for the company’s Outdoor business and improved online traffic.

Strong stock selection within the special products & services and energy sectors further supported relative returns. Within special products & services, holding shares of electronic payment services company Global Payments (b) strengthened relative results. Within the energy sector, there were no individual securities that were among the fund’s top relative contributors during the reporting period.

Elsewhere, the fund’s holdings of stock exchange operator NASDAQ (b), insurance company Hanover Insurance Group (b), electricity provider Great Plains Energy (b) and waste collection, recycling and disposal service provider Progressive Waste Solutions (b) (Canada), and an overweight position in financial services firm Brookline Bancorp, benefited relative results. Shares of NASDAQ traded higher following stronger listings services, information services and technology solutions revenues. Additionally, management continued with share buybacks and increased the company’s dividend.

Detractors from Performance

Weak stock selection within the industrial goods & services sector was a notable detractor from relative performance. The fund’s holdings of mining equipment manufacturer Joy Global (b) and supplier of tooling and industrial materials Kennametal (b)(h) hurt relative results. Shares of Joy Global fell after the company posted earnings results that missed analysts’ estimates as falling commodity prices led to project delays and customers pulling back on spending.

A combination of an underweight position and stock selection in the consumer staples sector also hurt relative performance. There were no individual securities that were among the fund’s top relative detractors during the reporting period.

Elsewhere, the fund’s overweight position in shares of freight container management company CAI International (h), industrial packaging company Greif (h) and upscale decorative home accessories retailer Tuesday Morning held back relative returns as all three stocks underperformed the benchmark over the reporting period. Shares of CAI International fell following weak container demand and a decline in container utilization. Additionally, the fund’s holdings of petroleum and natural gas exploration company SM Energy (b)(h), energy holding company Energen (b), silicon metal supplier Ferroglobe (b), natural gas and oil company Memorial Resource Development (b) and general hospital healthcare services provider Community Health Systems (b) weakened relative performance.

Respectfully,

Kevin Schmitz
Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/29/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 2/29/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	5/26/11	(9.38)%	8.44%
B	5/26/11	(10.10)%	7.63%
C	5/26/11	(10.08)%	7.64%
I	5/26/11	(9.15)%	8.71%
R1	5/26/11	(10.10)%	7.64%
R2	5/26/11	(9.58)%	8.19%
R3	5/26/11	(9.30)%	8.46%
R4	5/26/11	(9.12)%	8.74%
R5	7/02/12	(9.09)%	10.42%
Comparative benchmark
Russell 2000 Value Index (f)		(13.35)%	5.99%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(14.59)%	7.10%
B With CDSC (Declining over six years from 4% to 0%) (v)		(13.60)%	7.31%
C With CDSC (1% for 12 months) (v)		(10.96)%	7.64%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 2000 Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2015 through February 29, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2015 through February 29, 2016.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/15	Ending Account Value 2/29/16	Expenses Paid During Period (p) 9/01/15-2/29/16
A	Actual	1.39%	$1,000.00	$932.83	$6.68
	Hypothetical (h)	1.39%	$1,000.00	$1,017.95	$6.97
B	Actual	2.14%	$1,000.00	$929.63	$10.27
	Hypothetical (h)	2.14%	$1,000.00	$1,014.22	$10.72
C	Actual	2.14%	$1,000.00	$929.84	$10.27
	Hypothetical (h)	2.14%	$1,000.00	$1,014.22	$10.72
I	Actual	1.14%	$1,000.00	$934.32	$5.48
	Hypothetical (h)	1.14%	$1,000.00	$1,019.19	$5.72
R1	Actual	2.14%	$1,000.00	$929.63	$10.27
	Hypothetical (h)	2.14%	$1,000.00	$1,014.22	$10.72
R2	Actual	1.64%	$1,000.00	$932.28	$7.88
	Hypothetical (h)	1.64%	$1,000.00	$1,016.71	$8.22
R3	Actual	1.39%	$1,000.00	$933.54	$6.68
	Hypothetical (h)	1.39%	$1,000.00	$1,017.95	$6.97
R4	Actual	1.14%	$1,000.00	$934.62	$5.48
	Hypothetical (h)	1.14%	$1,000.00	$1,019.19	$5.72
R5	Actual	1.04%	$1,000.00	$934.98	$5.00
	Hypothetical (h)	1.04%	$1,000.00	$1,019.69	$5.22

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

2/29/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.4%
Issuer	Shares/Par	Value ($)
Apparel Manufacturers - 0.4%
Sequential Brands Group, Inc. (a)	243,614	$1,697,985

Automotive - 0.7%
Fenix Parts, Inc. (a)(l)	443,708	$2,209,666
Horizon Global Corp. (a)	94,875	837,746

		$3,047,412
Brokerage & Asset Managers - 2.4%
NASDAQ, Inc.	76,671	$4,852,508
NorthStar Asset Management Group, Inc.	175,787	1,921,352
Raymond James Financial, Inc.	69,762	3,058,366

		$9,832,226
Business Services - 5.1%
Forrester Research, Inc.	99,220	$3,087,726
Global Payments, Inc.	35,074	2,137,760
RE/MAX Holdings, Inc., “A”	127,066	4,073,736
Resources Connection, Inc.	337,596	4,682,457
Travelport Worldwide Ltd.	294,574	3,823,571
Univar, Inc. (a)	198,887	3,128,493

		$20,933,743
Computer Software - 0.4%
Rovi Corp. (a)	81,542	$1,857,527

Computer Software - Systems - 3.6%
Ingram Micro, Inc., “A”	88,275	$3,160,245
Model N, Inc. (a)	338,942	3,497,881
NICE Systems Ltd., ADR	101,879	6,104,590
Sabre Corp.	76,255	2,070,323

		$14,833,039
Construction - 5.0%
Armstrong World Industries, Inc. (a)	78,708	$3,190,035
Beacon Roofing Supply, Inc. (a)	75,254	2,716,669
Interface, Inc.	181,609	2,887,583
Owens Corning	115,157	4,942,538
Toll Brothers, Inc. (a)	112,920	3,099,654
TopBuild Corp. (a)	140,572	3,792,633

		$20,629,112

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 1.3%
Sensient Technologies Corp.	96,375	$5,539,635

Consumer Services - 1.0%
Carriage Services, Inc.	100,552	$2,072,377
Servicemaster Global Holdings, Inc. (a)	52,332	1,984,953

		$4,057,330
Containers - 2.0%
Graphic Packaging Holding Co.	344,609	$4,249,029
Multi Packaging Solutions International Ltd. (a)	267,822	4,108,389

		$8,357,418
Electrical Equipment - 3.8%
Advanced Drainage Systems, Inc.	97,939	$1,900,017
MSC Industrial Direct Co., Inc., “A”	108,527	7,551,309
TriMas Corp. (a)	189,773	3,138,845
WESCO International, Inc. (a)	68,250	3,006,413

		$15,596,584
Electronics - 2.8%
Lattice Semiconductor Corp. (a)	449,220	$2,843,563
Plexus Corp. (a)	152,978	5,566,869
Ultratech, Inc. (a)	158,844	3,221,356

		$11,631,788
Energy - Independent - 1.0%
Energen Corp.	93,811	$2,484,115
Memorial Resource Development Corp. (a)	189,878	1,836,120

		$4,320,235
Entertainment - 1.6%
Carmike Cinemas, Inc. (a)	147,790	$3,242,513
International Speedway Corp.	93,827	3,236,093

		$6,478,606
Food & Beverages - 0.5%
TreeHouse Foods, Inc. (a)	26,760	$2,259,079

Food & Drug Stores - 0.4%
United Natural Foods, Inc. (a)	51,007	$1,574,076

Health Maintenance Organizations - 0.7%
Molina Healthcare, Inc. (a)	47,511	$2,947,582

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 8.1%
Allied World Assurance Co.	198,652	$6,434,338
Aspen Insurance Holdings Ltd.	94,372	4,217,485
Everest Re Group Ltd.	38,652	7,194,297
Hanover Insurance Group, Inc.	62,374	5,173,923
Safety Insurance Group, Inc.	76,374	4,224,246
Stewart Information Services Corp.	103,118	3,480,233
Third Point Reinsurance Ltd. (a)	268,614	2,968,185

		$33,692,707
Leisure & Toys - 0.6%
Brunswick Corp.	55,628	$2,366,415

Machinery & Tools - 4.7%
Allison Transmission Holdings, Inc.	191,710	$4,539,693
Columbus McKinnon Corp.	116,356	1,611,531
Douglas Dynamics, Inc.	103,080	2,016,245
Herman Miller, Inc.	114,810	2,995,393
Joy Global, Inc. (l)	71,961	929,736
Regal Beloit Corp.	85,727	4,678,980
SPX FLOW, Inc. (a)	154,332	2,890,638

		$19,662,216
Major Banks - 1.5%
Huntington Bancshares, Inc.	724,241	$6,337,109

Medical & Health Technology & Services - 4.4%
Community Health Systems, Inc. (a)	153,335	$2,318,425
HMS Holdings Corp. (a)	410,910	5,411,685
LifePoint Hospitals, Inc. (a)	85,923	5,358,158
MEDNAX, Inc. (a)	74,343	4,983,955

		$18,072,223
Medical Equipment - 2.3%
Masimo Corp. (a)	57,469	$2,174,627
Steris PLC	65,592	4,218,877
VWR Corp. (a)	127,783	3,117,905

		$9,511,409
Natural Gas - Pipeline - 1.1%
Columbia Pipeline Partners LP	253,859	$4,490,766

Network & Telecom - 1.4%
Ixia (a)	526,578	$6,008,255

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 1.9%
Forum Energy Technologies, Inc. (a)	269,302	$3,166,992
Frank’s International N.V. (l)	225,403	3,130,848
Tesco Corp.	218,252	1,580,144

		$7,877,984
Other Banks & Diversified Financials - 12.1%
Berkshire Hills Bancorp, Inc.	174,208	$4,498,051
Brookline Bancorp, Inc.	483,672	5,083,393
First Interstate BancSystem, Inc.	203,585	5,456,078
Glacier Bancorp, Inc.	172,370	4,105,853
Lakeland Financial Corp.	117,165	5,004,117
PrivateBancorp, Inc.	174,627	6,000,184
Sandy Spring Bancorp, Inc.	202,856	5,270,199
TCF Financial Corp.	311,641	3,534,009
Texas Capital Bancshares, Inc. (a)	81,898	2,647,762
Valley National Bancorp	334,625	3,011,625
Wintrust Financial Corp.	131,624	5,594,020

		$50,205,291
Pollution Control - 0.9%
Progressive Waste Solutions Ltd.	124,194	$3,713,401

Railroad & Shipping - 1.5%
Kirby Corp. (a)	96,886	$5,484,716
StealthGas, Inc. (a)	203,478	632,817

		$6,117,533
Real Estate - 10.5%
Corporate Office Properties Trust, REIT	316,920	$7,415,928
EPR Properties, REIT	135,150	8,410,385
Gramercy Property Trust, Inc., REIT	475,706	3,591,580
Hatteras Financial Corp., REIT	160,997	2,213,709
Medical Properties Trust, Inc., REIT	521,098	6,029,104
Select Income, REIT	307,246	6,335,413
STAG Industrial, Inc., REIT	227,572	3,996,164
Store Capital Corp., REIT	220,159	5,316,840

		$43,309,123
Specialty Chemicals - 1.9%
Amira Nature Foods Ltd. (a)	110,248	$1,403,457
Ferro Corp. (a)	292,655	2,906,064
Ferroglobe PLC	435,854	3,425,812

		$7,735,333

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - 3.7%
American Eagle Outfitters, Inc.	157,635	$2,405,510
Citi Trends, Inc.	125,102	2,313,136
Rent-A-Center, Inc.	124,339	1,587,809
Tuesday Morning Corp. (a)	394,138	2,652,549
Urban Outfitters, Inc. (a)	122,646	3,248,893
Zumiez, Inc. (a)	149,204	3,082,555

		$15,290,452
Trucking - 3.4%
Knight Transportation, Inc.	242,467	$5,874,975
Marten Transport Ltd.	298,853	4,901,189
Swift Transportation Co. (a)	206,800	3,523,872

		$14,300,036
Utilities - Electric Power - 4.7%
El Paso Electric Co.	158,356	$6,468,843
Great Plains Energy, Inc.	243,840	7,154,266
Portland General Electric Co.	149,934	5,704,989

		$19,328,098
Total Common Stocks (Identified Cost, $395,418,187)		$403,611,728

Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 0.35%, at Cost and Net Asset Value (v)	10,365,520	$10,365,520

Collateral for Securities Loaned - 0.3%
Navigator Securities Lending Prime Portfolio, 0.49%, at Cost and Net Asset Value (j)	1,232,397	$1,232,397
Total Investments (Identified Cost, $407,016,104)		$415,209,645

Other Assets, Less Liabilities - (0.2)%		(903,794)
Net Assets - 100.0%		$414,305,851

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $396,650,584)	$404,844,125
Underlying affiliated funds, at cost and value	10,365,520
Total investments, at value, including $1,248,120 of securities on loan (identified cost, $407,016,104)	$415,209,645
Receivables for
Investments sold	1,623,463
Fund shares sold	1,884,083
Interest and dividends	446,136
Receivable from investment adviser	99,022
Other assets	2,210
Total assets	$419,264,559
Liabilities
Payables for
Investments purchased	$3,124,605
Fund shares reacquired	308,657
Collateral for securities loaned, at value	1,232,397
Payable to affiliates
Shareholder servicing costs	193,281
Distribution and service fees	5,502
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	94,254
Total liabilities	$4,958,708
Net assets	$414,305,851
Net assets consist of
Paid-in capital	$405,522,994
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	8,193,481
Accumulated net realized gain (loss) on investments and foreign currency	501,026
Undistributed net investment income	88,350
Net assets	$414,305,851
Shares of beneficial interest outstanding	36,307,892

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$52,644,888	4,617,979	$11.40
Class B	1,544,955	138,446	11.16
Class C	35,227,373	3,171,328	11.11
Class I	31,278,481	2,734,257	11.44
Class R1	199,626	17,888	11.16
Class R2	527,775	46,304	11.40
Class R3	2,094,907	183,339	11.43
Class R4	583,931	50,975	11.46
Class R5	290,203,915	25,347,376	11.45

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.10 [100 / 94.25 x $11.40]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$6,594,437
Interest	113,103
Dividends from underlying affiliated funds	12,104
Foreign taxes withheld	(55,632)
Total investment income	$6,664,012
Expenses
Management fee	$3,401,439
Distribution and service fees	285,849
Shareholder servicing costs	859,086
Administrative services fee	68,637
Independent Trustees’ compensation	9,866
Custodian fee	46,967
Shareholder communications	18,007
Audit and tax fees	52,352
Legal fees	3,167
Miscellaneous	157,058
Total expenses	$4,902,428
Fees paid indirectly	(29)
Reduction of expenses by investment adviser and distributor	(564,443)
Net expenses	$4,337,956
Net investment income	$2,326,056
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$14,078,653
Foreign currency	(9,273)
Net realized gain (loss) on investments and foreign currency	$14,069,380
Change in unrealized appreciation (depreciation)
Investments	$(53,522,458)
Translation of assets and liabilities in foreign currencies	441
Net unrealized gain (loss) on investments and foreign currency translation	$(53,522,017)
Net realized and unrealized gain (loss) on investments and foreign currency	$(39,452,637)
Change in net assets from operations	$(37,126,581)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 2/29, 2/28
	2016	2015
Change in net assets
From operations
Net investment income	$2,326,056	$1,349,197
Net realized gain (loss) on investments and foreign currency	14,069,380	10,598,499
Net unrealized gain (loss) on investments and foreign currency translation	(53,522,017)	5,178,717
Change in net assets from operations	$(37,126,581)	$17,126,413
Distributions declared to shareholders
From net investment income	$(2,228,433)	$(1,334,087)
From net realized gain on investments	(10,434,350)	(20,472,321)
Total distributions declared to shareholders	$(12,662,783)	$(21,806,408)
Change in net assets from fund share transactions	$112,021,087	$46,296,043
Total change in net assets	$62,231,723	$41,616,048
Net assets
At beginning of period	352,074,128	310,458,080
At end of period (including undistributed net investment income of $88,350 and $0, respectively)	$414,305,851	$352,074,128

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 2/29, 2/28				Period ended 2/29/12 (c)
	2016	2015	2014	2013
Net asset value, beginning of period	$12.98	$13.24	$11.37	$10.27	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.01	$0.02	$0.06	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.26)	0.55	3.02	1.69	0.30
Total from investment operations	$(1.21)	$0.56	$3.04	$1.75	$0.31
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.01)	$(0.03)	$(0.07)	$(0.03)
From net realized gain on investments	(0.32)	(0.81)	(1.14)	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.37)	$(0.82)	$(1.17)	$(0.65)	$(0.04)
Net asset value, end of period (x)	$11.40	$12.98	$13.24	$11.37	$10.27
Total return (%) (r)(s)(t)(x)	(9.38)	4.60	27.39	18.04	3.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.58	1.59	1.39	1.25	(a)
Expenses after expense reductions (f)	1.39	1.45	1.45	1.34	1.25	(a)
Net investment income	0.38	0.10	0.14	0.53	0.17	(a)
Portfolio turnover	60	53	55	67	56	(n)
Net assets at end of period (000 omitted)	$52,645	$18,215	$19,101	$4,596	$1,872

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 2/29, 2/28				Period ended 2/29/12 (c)
	2016	2015	2014	2013
Net asset value, beginning of period	$12.76	$13.11	$11.33	$10.24	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.08)	$(0.08)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.23)	0.54	3.00	1.69	0.29
Total from investment operations	$(1.28)	$0.46	$2.92	$1.67	$0.25
Less distributions declared to shareholders
From net realized gain on investments	$(0.32)	$(0.81)	$(1.14)	$(0.58)	$(0.01)
Net asset value, end of period (x)	$11.16	$12.76	$13.11	$11.33	$10.24
Total return (%) (r)(s)(t)(x)	(10.10)	3.90	26.40	17.24	2.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.28	2.34	2.33	2.14	2.01	(a)
Expenses after expense reductions (f)	2.14	2.20	2.20	2.08	2.01	(a)
Net investment loss	(0.38)	(0.65)	(0.60)	(0.17)	(0.57	)(a)
Portfolio turnover	60	53	55	67	56	(n)
Net assets at end of period (000 omitted)	$1,545	$1,503	$954	$353	$200

Class C	Years ended 2/29, 2/28				Period ended 2/29/12 (c)
	2016	2015	2014	2013
Net asset value, beginning of period	$12.73	$13.09	$11.31	$10.24	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)	$(0.08)	$(0.08)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.23)	0.53	3.00	1.69	0.29
Total from investment operations	$(1.27)	$0.45	$2.92	$1.67	$0.25
Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$—	$(0.02)	$(0.00	)(w)
From net realized gain on investments	(0.32)	(0.81)	(1.14)	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.35)	$(0.81)	$(1.14)	$(0.60)	$(0.01)
Net asset value, end of period (x)	$11.11	$12.73	$13.09	$11.31	$10.24
Total return (%) (r)(s)(t)(x)	(10.08)	3.83	26.46	17.22	2.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.30	2.33	2.34	2.15	2.01	(a)
Expenses after expense reductions (f)	2.14	2.19	2.20	2.09	2.01	(a)
Net investment loss	(0.37)	(0.64)	(0.61)	(0.22)	(0.53	)(a)
Portfolio turnover	60	53	55	67	56	(n)
Net assets at end of period (000 omitted)	$35,227	$4,144	$3,043	$691	$182

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 2/29, 2/28					Period ended 2/29/12 (c)
	2016	2015	2014	2013
Net asset value, beginning of period	$13.01	$13.28	$11.39	$10.28		$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.04	$0.05	$0.11		$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.26)	0.54	3.03	1.67		0.30
Total from investment operations	$(1.18)	$0.58	$3.08	$1.78		$0.33
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.05)	$(0.09)		$(0.04)
From net realized gain on investments	(0.32)	(0.81)	(1.14)	(0.58)		(0.01)
Total distributions declared to shareholders	$(0.39)	$(0.85)	$(1.19)	$(0.67)		$(0.05)
Net asset value, end of period (x)	$11.44	$13.01	$13.28	$11.39		$10.28
Total return (%) (r)(s)(x)	(9.15)	4.84	27.71	18.35		3.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.34	1.33	1.02		1.01	(a)
Expenses after expense reductions (f)	1.14	1.20	1.20	1.02		1.01	(a)
Net investment income	0.62	0.34	0.41	1.04		0.47	(a)
Portfolio turnover	60	53	55	67		56	(n)
Net assets at end of period (000 omitted)	$31,278	$13,567	$7,464	$1,633		$163,585

Class R1	Years ended 2/29, 2/28					Period ended 2/29/12 (c)
	2016	2015	2014	2013
Net asset value, beginning of period	$12.76	$13.12	$11.34	$10.25		$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.08)	$(0.07)	$(0.01)		$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.23)	0.53	2.99	1.68		0.30
Total from investment operations	$(1.28)	$0.45	$2.92	$1.67		$0.26
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.00	)(w)	$—
From net realized gain on investments	(0.32)	(0.81)	(1.14)	(0.58)		(0.01)
Total distributions declared to shareholders	$(0.32)	$(0.81)	$(1.14)	$(0.58)		$(0.01)
Net asset value, end of period (x)	$11.16	$12.76	$13.12	$11.34		$10.25
Total return (%) (r)(s)(x)	(10.10)	3.82	26.39	17.25		2.66	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.28	2.33	2.32	2.13		2.01	(a)
Expenses after expense reductions (f)	2.14	2.20	2.20	2.08		2.01	(a)
Net investment loss	(0.37)	(0.64)	(0.59)	(0.14)		(0.56	)(a)
Portfolio turnover	60	53	55	67		56	(n)
Net assets at end of period (000 omitted)	$200	$302	$288	$148		$103

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 2/29, 2/28					Period ended 2/29/12 (c)
	2016	2015	2014		2013
Net asset value, beginning of period	$12.96	$13.25	$11.39		$10.27	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.02)	$(0.01)		$0.04	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.25)	0.54	3.01		1.70	0.29
Total from investment operations	$(1.23)	$0.52	$3.00		$1.74	$0.29
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.00	)(w)	$(0.04)	$(0.01)
From net realized gain on investments	(0.32)	(0.81)	(1.14)		(0.58)	(0.01)
Total distributions declared to shareholders	$(0.33)	$(0.81)	$(1.14)		$(0.62)	$(0.02)
Net asset value, end of period (x)	$11.40	$12.96	$13.25		$11.39	$10.27
Total return (%) (r)(s)(x)	(9.58)	4.32	27.01		17.92	2.98	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.83	1.83		1.63	1.51	(a)
Expenses after expense reductions (f)	1.64	1.70	1.70		1.58	1.51	(a)
Net investment income (loss)	0.14	(0.15)	(0.09)		0.34	(0.06	)(a)
Portfolio turnover	60	53	55		67	56	(n)
Net assets at end of period (000 omitted)	$528	$567	$488		$137	$105

Class R3	Years ended 2/29, 2/28					Period ended 2/29/12 (c)
	2016	2015	2014		2013
Net asset value, beginning of period	$13.00	$13.27	$11.39		$10.28	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.01	$0.02		$0.05	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.24)	0.54	3.02		1.70	0.30
Total from investment operations	$(1.20)	$0.55	$3.04		$1.75	$0.31
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.01)	$(0.02)		$(0.06)	$(0.02)
From net realized gain on investments	(0.32)	(0.81)	(1.14)		(0.58)	(0.01)
Total distributions declared to shareholders	$(0.37)	$(0.82)	$(1.16)		$(0.64)	$(0.03)
Net asset value, end of period (x)	$11.43	$13.00	$13.27		$11.39	$10.28
Total return (%) (r)(s)(x)	(9.30)	4.57	27.38		18.08	3.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.59	1.58		1.40	1.26	(a)
Expenses after expense reductions (f)	1.39	1.45	1.45		1.34	1.26	(a)
Net investment income	0.36	0.10	0.15		0.47	0.19	(a)
Portfolio turnover	60	53	55		67	56	(n)
Net assets at end of period (000 omitted)	$2,095	$739	$513		$215	$103

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 2/29, 2/28				Period ended 2/29/12 (c)
	2016	2015	2014	2013
Net asset value, beginning of period	$13.03	$13.29	$11.40	$10.28	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.05	$0.05	$0.09	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.26)	0.54	3.03	1.70	0.30
Total from investment operations	$(1.18)	$0.59	$3.08	$1.79	$0.33
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.05)	$(0.09)	$(0.04)
From net realized gain on investments	(0.32)	(0.81)	(1.14)	(0.58)	(0.01)
Total distributions declared to shareholders	$(0.39)	$(0.85)	$(1.19)	$(0.67)	$(0.05)
Net asset value, end of period (x)	$11.46	$13.03	$13.29	$11.40	$10.28
Total return (%) (r)(s)(x)	(9.12)	4.89	27.66	18.46	3.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.33	1.32	1.12	1.01	(a)
Expenses after expense reductions (f)	1.14	1.20	1.20	1.08	1.01	(a)
Net investment income	0.65	0.35	0.42	0.85	0.44	(a)
Portfolio turnover	60	53	55	67	56	(n)
Net assets at end of period (000 omitted)	$584	$178	$156	$122	$103

Class R5	Years ended 2/29, 2/28
	2016	2015	2014	2013 (i)
Net asset value, beginning of period	$13.02	$13.28	$11.40	$10.10
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.06	$0.06	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.26)	0.55	3.01	1.71
Total from investment operations	$(1.17)	$0.61	$3.07	$1.76
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.06)	$(0.05)	$(0.09)
From net realized gain on investments	(0.32)	(0.81)	(1.14)	(0.37)
Total distributions declared to shareholders	$(0.40)	$(0.87)	$(1.19)	$(0.46)
Net asset value, end of period (x)	$11.45	$13.02	$13.28	$11.40
Total return (%) (r)(s)(x)	(9.09)	5.00	27.66	18.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.23	1.26	1.12	(a)
Expenses after expense reductions (f)	1.06	1.10	1.15	1.09	(a)
Net investment income	0.71	0.45	0.48	0.76	(a)
Portfolio turnover	60	53	55	67
Net assets at end of period (000 omitted)	$290,204	$312,860	$278,450	$205,301

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, May 26, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, July 2, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

26

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

27

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 29, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$403,611,728	$—	$—	$403,611,728
Mutual Funds	11,597,917	—	—	11,597,917
Total Investments	$415,209,645	$—	$—	$415,209,645

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State

28

Notes to Financial Statements – continued

Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,248,120. The fair value of the fund’s investment securities on loan and a related liability of $1,232,397 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan net of the related collateral is $15,723 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 29, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

29

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	2/29/16	2/28/15
Ordinary income (including any short-term capital gains)	$3,718,549	$7,714,649
Long-term capital gains	8,944,234	14,091,759
Total distributions	$12,662,783	$21,806,408

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/16
Cost of investments	$409,678,183
Gross appreciation	40,599,044
Gross depreciation	(35,067,582)
Net unrealized appreciation (depreciation)	$5,531,462
Undistributed ordinary income	1,055,910
Undistributed long-term capital gain	2,195,545
Other temporary differences	(60)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s

30

Notes to Financial Statements – continued

income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 2/29/16	Year ended 2/28/15	Year ended 2/29/16	Year ended 2/28/15
Class A	$176,902	$6,621	$1,084,271	$1,096,982
Class B	—	—	43,668	75,000
Class C	71,393	—	906,148	225,006
Class I	109,688	35,984	511,276	606,349
Class R1	—	—	4,842	18,058
Class R2	324	—	15,058	31,225
Class R3	5,464	552	35,153	35,186
Class R4	3,382	584	15,257	10,694
Class R5	1,861,280	1,290,346	7,818,677	18,373,821
Total	$2,228,433	$1,334,087	$10,434,350	$20,472,321

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.80%
Average daily net assets in excess of $2.5 billion	0.75%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 29, 2016, this management fee reduction amounted to $27,148, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 29, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.10%

31

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2017. For the year ended February 29, 2016, this reduction amounted to $536,521, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $110,438 for the year ended February 29, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$76,405
Class B	0.75%	0.25%	1.00%	1.00%	16,374
Class C	0.75%	0.25%	1.00%	1.00%	184,863
Class R1	0.75%	0.25%	1.00%	1.00%	2,625
Class R2	0.25%	0.25%	0.50%	0.50%	2,830
Class R3	—	0.25%	0.25%	0.25%	2,752
Total Distribution and Service Fees					$285,849

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 29, 2016, this rebate amounted to $567, $3, and $204 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2016, were as follows:

Amount
Class A	$423
Class B	2,018
Class C	800

32

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2016, the fee was $12,151, which equated to 0.0032% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended February 29, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $70,452.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended February 29, 2016, these costs for the fund amounted to $776,483 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 29, 2016 was equivalent to an annual effective rate of 0.0182% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended February 29, 2016, the fee paid by the fund under this agreement was $1,127 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

33

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 12,405, 8,326, 8,437, 8,531, and 8,639 shares of Class C, Class R1, Class R2, Class R3, and Class R4, respectively for an aggregate amount of $572,341.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended February 29, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $393,557 and $1,794,170, respectively. The sales transactions resulted in net realized gains (losses) of $(154,430).

(4) Portfolio Securities

For the year ended February 29, 2016, purchases and sales of investments, other than short-term obligations, aggregated $323,009,661 and $221,002,740, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/16		Year ended 2/28/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,499,198	$42,931,152	688,398	$8,882,762
Class B	56,066	693,707	52,876	672,931
Class C	2,856,705	35,401,194	143,269	1,812,703
Class I	2,698,037	32,598,964	788,445	10,163,336
Class R1	8,401	99,864	2,951	37,570
Class R2	24,600	312,596	6,082	77,727
Class R3	186,600	2,227,977	23,503	299,843
Class R4	49,993	645,472	5,719	75,015
Class R5	1,511,181	18,510,462	2,956,819	37,928,748
	10,890,781	$133,421,388	4,668,062	$59,950,635

34

Notes to Financial Statements – continued

	Year ended 2/29/16		Year ended 2/28/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	106,029	$1,256,449	88,175	$1,093,581
Class B	3,703	43,028	6,047	73,350
Class C	84,508	976,914	18,539	224,713
Class I	51,908	617,184	51,469	635,395
Class R1	417	4,842	1,483	18,058
Class R2	1,298	15,382	2,530	31,225
Class R3	3,419	40,617	2,889	35,738
Class R4	1,566	18,639	912	11,278
Class R5	805,608	9,578,675	1,589,318	19,664,167
	1,058,456	$12,551,730	1,761,362	$21,787,505
Shares reacquired
Class A	(390,225)	$(4,781,082)	(816,156)	$(10,493,555)
Class B	(39,188)	(469,022)	(13,828)	(173,922)
Class C	(95,473)	(1,139,717)	(68,733)	(860,845)
Class I	(1,058,108)	(13,094,713)	(359,495)	(4,524,430)
Class R1	(14,601)	(176,140)	(2,758)	(35,230)
Class R2	(23,306)	(290,888)	(1,738)	(22,350)
Class R3	(63,474)	(778,954)	(8,265)	(105,051)
Class R4	(14,236)	(177,090)	(4,744)	(61,299)
Class R5	(997,121)	(13,044,425)	(1,478,384)	(19,165,415)
	(2,695,732)	$(33,952,031)	(2,754,101)	$(35,442,097)
Net change
Class A	3,215,002	$39,406,519	(39,583)	$(517,212)
Class B	20,581	267,713	45,095	572,359
Class C	2,845,740	35,238,391	93,075	1,176,571
Class I	1,691,837	20,121,435	480,419	6,274,301
Class R1	(5,783)	(71,434)	1,676	20,398
Class R2	2,592	37,090	6,874	86,602
Class R3	126,545	1,489,640	18,127	230,530
Class R4	37,323	487,021	1,887	24,994
Class R5	1,319,668	15,044,712	3,067,753	38,427,500
	9,253,505	$112,021,087	3,675,323	$46,296,043

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime Income Fund were the owners of record of approximately 24%, 21%, 9%, 7%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the

35

Notes to Financial Statements – continued

MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended February 29, 2016, the fund’s commitment fee and interest expense were $1,209 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	8,795,930	135,498,044	(133,928,454)	10,365,520

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$12,104	$10,365,520

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and Shareholders of MFS New Discovery Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the Fund) (one of the series constituting MFS Series Trust XIII), including the portfolio of investments, as of February 29, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Value Fund (one of the series constituting MFS Series Trust XIII) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 15, 2016

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

41

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of April 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager
Kevin Schmitz

42

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $10,340,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 83.73% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

43

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

44

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

45

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification. Effective January 1, 2016, Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to the other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 29, 2016 and February 28, 2015, respectively, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Government Securities Fund	51,539	51,539

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Diversified Income Fund	54,646	54,646
MFS New Discovery Value Fund	43,100	43,100

Total	97,746	97,746

For the fiscal years ended February 29, 2016 and February 28, 2015, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Government Securities Fund	0	0	6,789	6,789	0	1,470

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Government Securities Fund*	0	1,382,855	0	0	5,000	0

	Aggregate fees for non-audit services
	2016	2015
Fees billed by Deloitte:
To MFS Government Securities Fund, MFS and MFS Related Entities#	11,789	1,394,452

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Diversified Income Fund	0	0	8,052	8,035	2,169	0
To MFS New Discovery Value Fund	0	0	8,102	8,084	1,139	0
Total fees billed by E&Y To above Funds	0	0	16,154	16,119	3,308	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Diversified Income Fund*	1,786,175	0	0	0	149,169	0
To MFS and MFS Related Entities of MFS New Discovery Value Fund*	1,786,175	0	0	0	149,169	0

	Aggregate fees for non-audit services
	2016	2015
Fees billed by E&Y:
To MFS Diversified Income Fund, MFS and MFS Related Entities#	2,146,565	98,035
To MFS New Discovery Value Fund, MFS and MFS Related Entities#	2,145,585	98,084

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange

Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: April 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: April 15, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: April 15, 2016

*	Print name and title of each signing officer under his or her signature.